Exhibit 10.39

TERMS AND CONDITIONS

Last Updated: March 09, 2024

PLEASE READ THE ENTIRE TERMS AND CONDITIONS CAREFULLY.

PDAX strongly recommends that you regularly review this User Agreement (hereinafter referred to as the "Terms and Conditions" or "Agreement") to ensure you understand and accept the terms and conditions, as may be amended by PDAX from time to time, that apply to your access to, and use of, the Services (as defined below) and the PDAX Platform (as defined below).

By accessing, downloading, or using the PDAX Platform or clicking on "I agree" during registration and/or to accept any Service to be performed by PDAX, you agree that you have read, understood and accepted all of the terms and conditions stipulated in this Agreement as well as our Privacy Policy at https://pdax.ph/privacy-policy. In addition, when using some features of the PDAX Platform and/or Services, you may be subject to additional terms and conditions or rules specifically applicable to those features. IF YOU DO NOT AGREE TO ANY OF THESE TERMS AND CONDITIONS, PRIVACY POLICY, APPLICABLE PLATFORM RULES, OR ANY UPDATES, AMENDMENTS, OR REVISIONS THERETO, YOU SHOULD NOT SIGN UP, OPEN AN ACCOUNT, MAINTAIN OR ACCESS A PDAX ACCOUNT, AVAIL OF ANY OF THE SERVICES, AND/OR ACCESS THE PDAX PLATFORM IN ANY MANNER OR IN ANY CAPACITY.

EXCEPT FOR THE EXPRESS STATEMENTS, AGREE
RULES CONTAINED IN THESE TERMS AND COND
INCORPORATED HERE BY REFERENCE, YOU HEREBY ACKNOWLEDGE AND AGREE THAT YOU HAVE NOT RELIED UPON ANY OTHER STATEMENT OR

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

DEFINITION OF TERMS

- AMLA refers to Republic Act No. 9160, or the Anti Money Laundering Act, as amended, including its implementing rules and regulations.
- AMLC refers to the Anti Money Laundering Council of the Republic of the Philippines.
- API refers to Application Programming Interface, which is a set of routines, protocols, and tools created by PDAX or licensed to it, which are used to perform and deliver specific instructions to the PDAX Platform, related channels and facilities.
- Applicable Laws and Rules refer to any statute, law, rule, regulation, ordinance, rule, final judgment, final order, decree, conditions or requirements of any Regulatory Authorization, concession, grant, franchise, license, directive, guideline, policy, requirement or other restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Regulatory Authority, including the BSP, AMLA, ATA, DPA and Sanctions Authorities.
- ATA refers to Republic Act No. 11479, or the Anti-Terrorism Act of 2020, as may be amended and its implementing rules and regulations.
- ATC refers to the Anti-Terrorism Council of the Republic of the Philippines.
- Blockchain refers to a type of distributed ledger technology where transactions are recorded with an immutable cryptographic signature called a hash. The transactions are then grouped in blocks and each new block includes a hash of the previous one, chaining them together.
- Cash-In Rules refers to the rules found in ... or wherever it may be transferred in the fu... User.
- Digital Asset Broker-Dealer refers to an en... obligation of providing two-way quotes in a Virtual Asset exchange, both

a buy and a sell price, for the purpose of maintaining a fair and orderly trading market.

- Digital Asset Broker-Dealer Rules refer to the rules found in https://pdax.ph/broker-dealer-rules or wherever it may be transferred in the future, with due notice to the User.
- BSP refers to the Bangko Sentral ng Pilipinas.
- DPA refers to Republic Act No. 10173, or the Data Privacy Act of 2012 (DPA), as may be amended, and its implementing rules and regulations.
- Digital Asset refers to a digital representation of value based on, or built on top of, a cryptographic protocol of a computer network. This includes Virtual Assets (as defined under Philippine law), crypto-assets, digital currencies, virtual commodities, and non-fungible tokens such as the Digital Collectibles. For this purpose, "Virtual Assets" refer to any type of digital unit that can be digitally traded, or transferred, and can be used for payment or investment purposes; it is used as a medium of exchange or a form of digitally stored value created by agreement within the community of virtual asset users but are not issued nor guaranteed by any jurisdiction and do not have legal tender status.
- Dispute refers to a claim or demand resulting in a conflict of rights or claims between you and PDAX, which conflict may require the presentation of evidence, or the determination of Applicable Laws and Rules.
- Downtime refers to a period when the PDAX Platform, or any portion thereof, is unavailable for any reason including, but not limited to, system updates, system maintenance, system misconfigurations, loss of power, system or machine error and other incidents (unforeseen or otherwise) which may present risks to the PDAX Platform or its Users.
- Digital Collectibles refer to non-fungible tokens, separate and distinct, and distinguishable from others of its own class.
- Digital Collectible Rules refer to the rules found in https://pdax.ph/digital-collectible-rules or wherever it may be transferred in the future, with due notice to the User.
- Exchange Rules refer to the rules found in https://pdax.ph/exchange-rules or wherever it may be transferred in the future, with due notice to the User. Extraordinary Event refers to any of:
  - a change in law, which means that, or
    transaction or conclusion of any Serv
    determines in its sole and absolute di
    illegal, impossible, or otherwise impra
    or dispose of the underlying Digital Asset or to continuously render

any Service relating to such transaction, or PDAX will incur a materially increased cost in performing its obligations under such transaction or there is a materially adverse effect on PDAX, the PDAX Platform and/or Services: (i) due to the adoption of or any change in any Applicable Laws and Rules including, without limitation, changes in any tax law or the regulatory treatment of any Digital Asset, or network relating to a Digital Asset, any Service or the PDAX Platform; or (ii) due to the promulgation of or any change in the interpretation by any Regulatory Authority of any Applicable Laws and Rules in any jurisdiction including, without limitation, (a) any action taken by a taxing authority, or (b) the issuance of any binding or non-binding guidance or rules of interpretation by a Regulatory Authority;

- failure to deliver by a Party when due, the relevant Digital Asset under a transaction, where such failure to deliver is due to illiquidity in the market for a Digital Asset;
- a manifest error, which means, in relation to a transaction, the occurrence of an error that PDAX reasonably believes to be obvious or palpable considering the surrounding circumstances, including, but not limited to, exaggerated quantities or manifestly incorrect prices; and
- any other event which PDAX reasonably determines would or may have material effect on the commercial basis of any transaction, including but not limited to identified system failure, data feed error, interruption, delay, disruption scenarios, systemic market events, or force majeure. For the purposes of these Terms and Conditions, "force majeure" includes any and all occurrences beyond PDAX's reasonable control, including, without limitation: (i) acts of God; (ii) flood, fire, earthquake or explosion; (iii) war, invasion, hostilities (whether war is declared or not), terrorist threats or acts, riot or other civil unrest; (iv) government order or law; (v) actions, embargoes or blockades in effect on or after the date of these Terms and Conditions or the duration of any Services; (vi) action by any Regulatory Authority; (vii) national or local emergency; (viii) strikes, labor stoppages or slowdowns or other industrial disturbances; (ix) epidemic, pandemic or any contagious disease or infection that may cause global outbreak, or pandemic, or calamity state; (xi) shortage of ade equipment; (xii) shortage of power or (xiii) other similar events beyond the

- Fiat Currency refers to government-issued currency that is designated as legal tender in its country of issuance through government decree, regulation, or law. Any reference to "Philippine Pesos", "Pesos", "Php" and "₱" shall mean the Fiat Currency of the Philippines.
- HMT refers to Her Majesty's Treasury.
- KYC refers to Know-Your-Client or Know-Your-Customer guidelines in financial services, which means the efforts, rules, and procedures to verify the identity, suitability, and risks involved with maintaining a business relationship.
- Manual Broker-Dealer Rules refer to the Parts I and III of the Broker-Dealer Rules found in https://pdax.ph/broker-dealer-rules or wherever it may be transferred in the future, with due notice to the User.
- Mass Payout Rules refer to the rules found in https://pdax.ph/mass-payout-rules, or wherever it may be transferred in the future, with due notice to the User.
- MLPP refers to the PDAX's Money Laundering and Terrorist Financing Prevention Program, as may be amended by PDAX from time to time.
- OFAC refers to the Office of Foreign Assets Control of the U.S. Department of Treasury.
- Order refers to the User's instruction, sent through the PDAX Platform or manually (if applicable) to buy, sell, exchange, transfer, or trade a particular Digital Asset.
- Order Book refers to the PDAX Platform's electronic list of buy and sell Orders for a specific Digital Asset pair or Digital Asset to Fiat Currency pair, indicating the number of Digital Assets being bid on or offered at each price point.
- Partners refer to third-party entities with a business relationship with PDAX that allows Users to access or send instructions to the PDAX Platform or avail of the Services through APIs.
- Partner Account refers to Third Party Accounts maintained with a Partner. Partner Platform refers to the interface created, managed, provided and/or maintained by a Partner which allows access to the PDAX Platform or Services through APIs.
- PDAX Access Channels refer to the channels through which access to the Services may be provided, including the PDAX Platform, PDAX website, the PDAX mobile app, or other m by other User-authorized or Partner-auth through APIs.
- PDAX Account refers to your account cre and refers to the relationship you have established with PDAX, which

enables you to conduct a range of transactions such as, but not limited to, placing orders, trading, cashing in and cashing out, sending, receiving and holding of Digital Assets, as well other activities including access to the Digital Collectibles, or other Digital Assets, products and services provided by our Partners.

- PDAX Data refers to all data and information collected or processed for the implementation of, or located within, the PDAX Platform.
- PDAX Group refers to PDAX, its parent company, subsidiaries, affiliates or such other related companies, and their respective directors, officers, shareholders, agents, and employees.
- PDAX Platform refers to the network of hardware and software processes, systems, and applications through which PDAX provides, hosts, and maintains Services, including the servers, source code, code base, and wallets.
- PDAX Platform Rules refer to these all additional technical and operational rules and guidelines that are issued by PDAX from time to time, which operate as may be applicable, including the Exchange Rules, the Cash-In Rules, the Mass Payout Rules, the Remittance Rules, the Manual Broker-Dealer Rules, the Software Broker-Dealer Rules, the Fixed Income Security Rules and the Digital Collectible Rules.
- PDAX Properties refer to the PDAX Platform, Services, copyright, trademark, patents, other intellectual properties whether registered or unregistered, confidential data and information, and all documentation in relation thereto and any portion thereof, complete or incomplete.
- PEP refers to a politically exposed person, which may be:
  - a true PEP, meaning an individual who has held or currently holds a political position, or entrusted with a prominent public position in (i) the Philippines with substantial authority over the policy, operations or the use or allocation of government-owned resources; (ii) a foreign state; or (iii) an international organization; or
  - a connected PEP. A connected PEP is defined as: (i) immediate family members of an individual PEP, including (a) husband or wife, (b) partner, who has an equivalent status as a spouse, (c) father or mother, (d) brother or sister, son or daughter, including in-laws, or (e) relationships formed through adoption; (ii) family members who though not immediate, have knowled extended family member has control finances; and (iii) a close associate PE known to maintain a close relationshi an agent or representative, business associate, close friends that

have a financial relationship to, or influence over, the PEP, and a personal adviser, or any other person who is in a position to conduct substantial domestic and international financial transactions on behalf of the PEP, or as may be further defined under the AMLA.

- Privacy Policy refers to the policy found in https://pdax.ph/privacy-policy or wherever it may be transferred in the future with due notice to the User.
- Regulatory Authority refers to: (1) any nation, government, state or other political subdivision thereof; (2) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, the government; or (3) regulatory bodies having jurisdiction over PDAX and/or the Services, including the AMLC, ATC, BSP, and Sanctions Authorities.
- Regulatory Authorization refers to any approval, consent, license, permit, waiver, certificates, endorsements or authorization issued, granted, given, by any Regulatory Authority, or pursuant to any Applicable Law and Rules.
- Remittance Rules refer to the rules found in https://pdax.ph/remittance-rules, or wherever it may be transferred in the future with due notice to the User.
- Sanctions refer to all applicable economic and financial sanctions, laws, regulations, embargoes or restrictive measures administered, enacted or enforced by the Sanctions Authorities.
- Sanctions Authorities refer to the: (1) Philippines; (2) United States government; (3) United Nations; (4) European Union; (5) United Kingdom; or (6) respective governmental institutions and agencies of any of the foregoing, without limitation, the OFAC, UNSC, HMT, and ATC.
- SEC refers to the Securities and Exchange Commission of the Republic of the Philippines.
- Services refer to the services and activities made available from time to time by PDAX, through the PDAX Platform, and any other related services made available to you by PDAX, which may include the storage, transfer, buying, selling, or trading of Digital Assets, the provision of quotes of conversion rates, as well as transferring in and transferring out Fiat Currency or Digital Assets to and from Third Party Accounts. These include services and activities made avail website, PDAX mobile applications, PDAX party applications, API keys granted to th party applications, and other forms of acc enabled by future technological development.

- Software Broker-Dealer Rules refer to Parts I and II of the Broker-Dealer Rules found in https://pdax.ph/broker-dealer-rules or wherever it may be transferred in the future, with due notice to the User.
- Third Party Accounts refer to Fiat Currency and Digital Asset accounts that are created and maintained with third-party service providers such as, but not limited to, banks, wallet service providers, remittance companies, other money services businesses and virtual asset exchanges, duly accredited by PDAX, which are used to transfer-in or transfer-out Fiat Currency and/or Digital Assets to and from your PDAX Account.
- Trade refers to the purchase or sale of Digital Assets through the PDAX Platform or as part of the Services in exchange for other Digital Assets or Fiat Currency.
- Trading Contract refers to the contract of sale perfected between the seller and the buyer of the Digital Assets upon the matching of their respective sell and buy Orders on the PDAX Platform or the Order Book (as applicable) and the simultaneous delivery through the PDAX Platform of the Digital Asset sold in exchange for the Digital Asset or Fiat Currency that is the consideration for such sale. It also includes contracts under Digital Asset Broker-Dealer arrangements.
- Trading Rules refer to the Exchange Rules and Software Broker-Dealer Rules.
- UNSC refers to the United Nations Security Council.
- User refers to an individual or entity accessing the PDAX Platform and the Services through any of the PDAX Access Channels.

hereinafter referred to as “PDAX”, “Company”, “we”, and/or “our”), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

BINDING EFFECT

By signing up and opening a PDAX Account, logging in to your PDAX Account, availing of the Services, or using the PDAX Platform, you:

- agree that you have read, understood, and are bound by these Terms and Conditions, the Privacy Policy, and all applicable PDAX Platform Rules, each of which are incorporated as integral parts of these Terms and Conditions, and all Applicable Laws and Rules;
- agree to be fully and wholly bound by these Terms and Conditions, the Privacy Policy, and the applicable PDAX Platform Rules, of your own free will and deed;
- agree to be fully and wholly bound by all applicable PDAX Platform Rules referring to specific Services, if PDAX allows you to avail of such Services;
- fully understand and acknowledge the contents, meaning, implications, and effects of these Terms and Conditions and applicable PDAX Platform Rules without limitation or qualification, including related risks of dealing with Digital Assets;
- warrant that you would not use or access our Services or the PDAX Platform if you have any claim or reservation against any matter in, or you disagree with, these Terms and Conditions, the Privacy Policy, and all applicable PDAX Platform Rules; and
- as necessary, warrant that you have sought and received professional and/or legal advice and guidance to read, understand, and agree to these Terms and Conditions, the Privacy Policy, and all applicable PDAX Platform Rules.

You expressly agree that your creation and/or use of a PDAX Account and your availment of the Services shall be governed by th
Privacy Policy, and all applicable PDAX Platform R
directly through the PDAX Platform or otherwise.
and Conditions, the Privacy Policy, and all applica
moment you open a PDAX Account and continue to be bound by the foregoing,

as may be amended from time to time, by your continued use of your PDAX Account or availment of any Service.

hereinafter referred to as “PDAX”, “Company”, “we”, and/or “our”), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

AMENDMENTS AND REVISIONS

You explicitly agree, with the sound advice of counsel on current laws and jurisprudence on contract law as may be necessary, including those pertaining to unilateral modifications, that: (i) these Terms and Conditions, the Privacy Policy, applicable PDAX Platform Rules, any rules to be issued in the future, and any addendum which you are subject of, may be amended from time to time by updating their respective pages; and (ii) this provision does not violate the principle of mutuality of contracts, and has been agreed to freely and voluntarily by you. We will use commercially reasonable efforts to generally notify all users of any material changes to these Terms and Conditions (including the Privacy Policy, the PDAX Platform Rules, and addenda), such as posting a notice on the PDAX Platform. We may also notify you through additional means, such as pop-up or push notifications within the Services, or email. However, you understand and agree that you are responsible for regularly visiting this page, and the pages of all rules, policies, and addenda, to be updated on any changes made to them. Copies of the most up-to-date version of these Terms and Conditions will be made available at https://pdax.ph/terms-and-conditions, or wherever it may be transferred in the future with due notice to you. Copies of the most up-to-date Privacy Policy, PDAX Platform Rules, and addenda, shall be as indicated in these Terms and Conditions, or other documents to which you may accede.

PDAX may also, from time to time, enforce operational guidelines for the implementation of any provision of these Terms and Conditions, the Privacy Policy, as well as any PDAX Platform Rules and addendum which may apply to you.

You understand and agree that your continued us
your PDAX Account, or non-termination of your PD
and effectivity of the changes and modifications c
any change or modification to these Terms and Co
applicable PDAX Platform Rules, and any operational guidelines or rules to be

issued in the future. Should you disagree with any change or modification, you must discontinue the use of all Services and close your PDAX account.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

ADDENDA TO THESE TERMS AND CONDITIONS

As may be required by the circumstances surrounding your relationship with PDAX, and the specific needs that you may have in relation to the Services, you and PDAX may agree through an addenda to these Terms and Conditions or the applicable PDAX Platform Rules. The addenda, should there be any, shall be in writing, duly signed by you and PDAX, and deemed incorporated into, form part of, and be subject to, these Terms and Conditions and the relevant PDAX Platform Rules. The parties shall attempt to harmonize all perceived conflicts among these Terms and Conditions, the relevant PDAX Platform Rules (if any) and addenda, if there are any. In case of irreconcilable conflict, the addenda shall prevail.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

REGISTRATION

- You are required to register on the PDAX Platform and open a PDAX Account if you want to use the PDAX Platform or avail of any of the Services.
- By signing up and opening a PDAX Account, registering on the PDAX Platform, or availing of the Services, you affirm and warrant that you satisfy all of the following conditions:
  - you have full power, authority and legal capacity to (i) access and use the PDAX Platform and/or avail of the Services and (ii) enter into, deliver, and perform your obligations under these Terms and Conditions, applicable PDAX Platform Rules, and any additional agreement or addenda entered into pursuant to, or in connection with, these Terms and Conditions, applicable PDAX Platform Rules or your use of the PDAX Platform and/or availment of any Service. If you are an individual or a natural person, you are at least eighteen (18) years of age, and have all the legal and mental capacity to act and enter into an agreement with PDAX (and Partners, as may be applicable) and use the PDAX Platform and avail of the Services under all Applicable Laws and Rules. If you are a corporation, partnership or a juridical entity or person, you are duly organized, validly existing and in good standing as a corporation, partnership or any other entity as represented under the laws and regulations of the country exercising jurisdiction over your incorporation, organization or chartering;
  - you are not a resident of (or incorporated in), and will not be accessing the PDAX Platform or availing of the Services from, an unsupported jurisdiction or a jurisdiction where accessing the PDAX Platform or availing of the Services is prohibited by A
  - all of your representations and warranties Conditions including, without limitation, t warranties in Section 11 below, and any an entered into pursuant to, or in connection Conditions, the PDAX Platform, PDAX Platform Rules, and/or any of the

Services, are true, accurate, correct and complied with in all respects at all times;
    - you have performed and will continue to perform all of your covenants, agreements, obligations or undertakings under these Terms and Conditions and any and all agreement(s) entered into pursuant to, or in connection with these Terms and Conditions, the PDAX Platform, PDAX Platform Rules, and/or any of the Services; and
    - you have not been previously suspended or prohibited from: (i) maintaining a PDAX Account; (ii) being a User of the PDAX Platform; or (iii) accessing the PDAX Platform or availing of the Services.
- You recognize and accept that PDAX may, from time to time, as it may reasonably deem necessary and appropriate in accordance with its risk management policy and other applicable policies, or to comply with its legal and/or regulatory obligations, impose other conditions and qualifications for your eligibility to use or acces the PDAX Platform and avail of the Services. You agree to discontinue use of the PDAX Platform and the Services and close your PDAX account if you do not comply or agree with these conditions and qualifications.
- You bind yourself to submit the needed documents pursuant to PDAX's requirements as may be requested by PDAX or required by Applicable Laws and Rules, including those in relation to the MLPP, PDAX's KYC policy and requirements, Privacy Policy, account security procedures, risk tolerance analysis for product offerings, and other applicable policies and documents. You understand and agree that PDAX has the right to temporarily suspend access to your PDAX Account pending submission of such documents, and that PDAX and the PDAX Group shall not be liable for any loss or damage which may result from such account suspension.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

ACCEPTABLE USE POLICY

- The PDAX Properties are owned by PDAX and/or its licensors. Without the express prior written consent of PDAX (or its licensors, as may be necessary), you shall not cause any PDAX Property to be utilized, copied, reproduced, translated, exhibited, transmitted, transferred, assigned, marketed, licensed, leased, or sold in any manner or in any form.
- PDAX grants you a revocable, limited, non-exclusive, non-transferable, non-assignable, and non-sublicensable license to access and use the PDAX Platform or avail of the Services described in these Terms and Conditions through any of the PDAX Access Channels. This limited license is for your personal or internal purposes and is subject to your constant compliance with these Terms and Conditions, as may be further limited or expanded by an addenda or the PDAX Platform Rules, as may be applicable to you. Apart from such limited access and use, you shall have no right or title to, or any interest in the PDAX Platform, or any of the PDAX Properties or PDAX Access Channels made available to you.
- As a condition to the grant of access and use to the PDAX Platform or availment of the Services, you agree to be bound by the following acceptable use policies:
  - You shall not make unauthorized copies, adapt, modify, reverse engineer, translate, decompile, disassemble or create any derivative works of any PDAX Property, the PDAX Platform and/or the Services or any of its parts, derivatives, and forms.
  - You shall use the PDAX Platform, as well as any and all of the Services only for their intended purpose, and in accordance with all Applicable Laws and Rules, these Terms and Conditi Rules and all documents and agreements reference.
  - You shall not seek to gain unauthorized a access with regard to your or other PDAX the PDAX Platform, regardless of the access channel used.

- You shall not use virtual private networks to access your or other PDAX Accounts and any other part of the PDAX Platform or avail any of the Services, regardless of the access channel used.
- You understand and agree that the Company may require you to provide information and documents as may be necessary to enable the Company to ascertain the nature of the transaction being facilitated by your use of the PDAX Platform and our Services, the source of the funds used therefor, and/or the identities of the principal, ultimate beneficiaries, and such other persons involved in the transaction, if the Company finds, based on its reasonable determination, that such is necessary to comply with Applicable Laws and Rules, the MLPP, PDAX's KYC policy and requirements, Privacy Policy, account security procedures, risk tolerance analysis for product offerings, and other applicable policies and documents.
- You shall not use your PDAX Account, the PDAX Platform (and any part thereof including its customer service channels), and/or any and all of the Services for the following purposes:
  - to violate any Applicable Laws and Rules, or any law, regulation, order or issuance by any Regulatory Authority;
  - to facilitate the sale of, or any transaction involving, any illegal or unlawful object or an object that is outside the commerce of men;
  - to violate public interest, public morals, or the legitimate interests of others;
  - to facilitate any arrangement with underlying transactions in violation of the Applicable Laws and Rules, illegal transactions or activities with illegal purposes, including those involving drugs, drug paraphernalia and other controlled substances, firearms, explosives, ammunition and any other weapon or accessories, or any other acts considered as terrorism or providing material support to terrorists as defined and described under Applicable Laws and Rules;
  - to cause any harm or damage to PDAX, the PDAX Group, the PDAX Platform (or any part thereof), PDAX Properties, the Services or to any User of the PDAX Platform or Services, including any actions that would interfere with, disrupt, adversely affect, restrict, or prevent (i) other Users from using the Services or accessing the PDAX Platform through the access channels made a[illegible] normal operation and proper working [illegible] Services;
  - to threaten, abuse, or invade another[illegible] upset, embarrass, libel, alarm or annoy any other User or person,

including PDAX's employees or personnel;
  - to facilitate transactions involving the sale of products or any underlying business or undertaking, which endanger the safety, health, and well-being of individuals or those that violate Applicable Laws and Rules, including transactions involving stolen, smuggled, or otherwise illegally acquired goods and/or services;
  - to facilitate the infringement of any intellectual property right;
  - to facilitate acts or omissions considered as crimes or unlawful or prohibited acts under all Applicable Laws and Rules including, but not limited to:
    - Larceny, theft, robbery, estafa, or embezzlement and other acts and omissions considered as crimes under the Revised Penal Code of the Philippines;
    - Cybercrimes as defined in Republic Act No. 10175, as amended and its implementing rules and regulations;
    - Child Sexual Abuse, including Online sexual abuse or exploitation of children as defined in Republic Act No. 11930 and its implementing rules and regulations;
    - Trafficking in Persons, Sexual Exploitation, Prostitution, Sex Tourism, Pornography and other illicit acts as defined in Republic Act No. 9208, as amended by Republic Act No. 10364, and its implementing rules and regulations;
    - money-laundering as defined in the AMLA, including all acts in violation of international and global standards against money-laundering;
    - terrorism financing or terrorist acts as defined in ATA and Republic Act No. 10168, including all acts in violation of international and global standards against terrorist financing and terrorism; and
    - bribery, graft and corruption, prohibited political contributions, and other acts penalized under the Revised Penal Code of the Philippines, Republic Act No. 3019, Republic Act No. 6713, Republic Act No. 7080, Republic Act. No. 9485, Presidential Decree No. 46, and Batas Pambansa Bilang 881.
- to facilitate "get rich quick" schemes, pyramid schemes, or Ponzi schemes or any other unauthorized or ille
  activities under Applicable Laws and Rule
- to facilitate any form of ethical, legal, or ill
- to facilitate or engage in market manipula
  schemes, wash trading, self-trading, front running, quote stuffing, and

spoofing or layering, regardless of whether such manipulation is prohibited by Applicable Laws and Rules;

- to send, or procure the sending of, any unsolicited or unauthorized electronic communication, advertising or promotional material or any other form of similar solicitation, also known as spam; and
- to facilitate any and all transactions or activities that encourage, incentivize, are related to, or actually constitute illegal and/or criminal activities.

- Without PDAX's prior and express written consent, you are prohibited from using the PDAX Data and/or PDAX Properties for or in relation to:
  - trading services, including those that make use of PDAX quotes or market bulletin board information;
  - data feeding or streaming services, including those that make use of any PDAX Data or PDAX Property;
  - generating any profit or receiving any gain or benefit through any other website/app/service that charge for fees for the use of PDAX Data or any PDAX Properties, such as, but not limited to, advertising or referral fees; and/or
  - giving any form of access to, or selling your PDAX Account to a third party, which may constitute fraud, impersonation or identity manipulation.
- You may not perform the following activities:
  - use any deep linking, web crawlers, bots, spiders, or other automatic devices, programs, scripts, algorithms or methods, or any similar or equivalent manual processes to access, obtain, copy or monitor any part of the PDAX Platform, or PDAX Properties, or replicate or bypass their navigational structure or presentation in any way, in order to obtain or attempt to obtain any materials, documents or information in any manner not purposely provided through the Services;
  - attempt to access or connect to, any part or function of the PDAX Platform or the Services through ethical, legal or illegal hacking, password mining, or any other unauthorized, unlawful or prohibited means;
  - probe, scan or test the vulnerabilities of the PDAX Platform or the Services or any network connected to them, or violate any security or authentication measures on the Services ... the PDAX Platform or the Services, unless ... consent;
  - reverse look-up, track or seek to track any ... visitors of the PDAX Platform or the Services;

- directly transmit Digital Assets purchased using the PDAX Platform to Digital Asset mixers, or perform any act meant to mask the source, history, or chain of custody of Digital Assets;
- take any actions that impose an unreasonable or disproportionately large load on the infrastructure of systems or networks of the Services or the PDAX Platform, or the infrastructure of any systems or networks connected to the Services or the PDAX Platform;
- use any devices, software or routine programs to interfere with or disrupt the normal operation and proper working of the PDAX Platform or the Services or any transactions thereon, or any other person's use of the Services, including the bypassing of any measures we may use to prevent or restrict access to the PDAX Platform (or any part thereof) or the Services;
- incorporate the PDAX Platform, Services or any portion thereof into any other program or product without our express prior written consent. In such case, we reserve the right to refuse service, terminate accounts or limit access to the PDAX Platform or Services in our sole and absolute discretion;
- forge headers, impersonate, or otherwise manipulate identification, to disguise your identity or the origin of any messages or transmissions you send to, or to falsely state or otherwise misrepresent you or your affiliation with any person or entity to, PDAX ; or
- use your PDAX Account, the PDAX Platform or Services illegally, or in furtherance of illegal activities.

- You may access the Services through APIs by creating PDAX Accounts through a Partner Platform. Should you choose to access the Services through this channel, you understand and agree to abide by the terms and conditions of the Partner Platform, in relation to the availment of the Services. While PDAX processes instructions received from its Partners through the APIs, PDAX nevertheless maintains sole control of the PDAX Platform, the Services and PDAX Accounts. You understand that the Partner is solely responsible for the maintenance of the Partner Platform, and the transmittal of instructions through the Partner Platform.
- By creating a PDAX Account through a Partner Platform:
  - You authorize PDAX to acquire information from the Partner which are required by PDAX's KYC program and pro to perform its obligations under this Secti Conditions, the PDAX Platform Rules, and
  - You authorize PDAX to share information to the Partner through whose platform your PDAX Account was created.

- You understand and agree that you are only entitled to open one PDAX Account under your verified name, and identification documents, for each Partner Platform. Your Partner Accounts(s) may be deactivated, suspended, or terminated if you are in violation of, or are justifiably suspected of violating these Terms and Conditions, any Applicable Laws and Rules, or any PDAX Platform Rules which may be applicable to you. In such cases, PDAX shall be entitled to resort to all remedies set forth in these Terms and Conditions, which may include the suspension or termination of your PDAX Account.
- Any PDAX Account created through a Partner Platform is separate and distinct from any existing or future PDAX Accounts created through the PDAX official website, the PDAX app, or any other Partner Platform, in terms of balances.
- You understand and agree that not all features and functionalities of your PDAX Account may be made available by the Partners through their respective Partner Platforms. PDAX shall not be liable for any loss or damage that may be caused by the unavailability of any Service through a Partner Platform. Any modification in your permissions with a Partner may affect how you access your PDAX Account, subject to the terms of your user agreement with the Partner.
- You understand and agree that the grant of access to the PDAX Platform and use of the Services through a Partner Platform does not, in any way, constitute as a recommendation, approval, or endorsement by PDAX of any product or service provided by the Partner or any other third party. PDAX shall not be liable for damages which you may incur as a result of your purchase and/or availment of such third-party products and/or services.
- You understand and agree that the Partner shall not be liable for any loss or damage that you may sustain or incur arising from or in connection with your use of the PDAX Platform. Unless the loss or damage is solely attributable to Partner's gross negligence or wilful misconduct, the Partner shall not be liable for any loss or damage sustained by you or any other person by reason of your use of the Partner Platform, the risk for all are assumed by you. Conversely, you understand and agree that PDAX shall not be liable for any loss or damage that you may sustain or incur arising from, or in connection with, your u
- Should you have any complaints relating through the Partner Platform, you may co customer support channels provided by t authorize PDAX to allow the Partner to do the following in relation to

your PDAX Account: (i) view your transactions; (ii) view your balance; (iii) create an escalation ticket; and (iv) download settlement reports.

  - You understand and agree that, when PDAX receives a complaint about you or your PDAX Account, or when you raise issues in connection with your PDAX Account including unauthorized access, incorrect information, or unauthorized transactions, PDAX has the authority, by itself or through the Partner (acting as PDAX's representative and upon PDAX's instructions), to lock or unlock your PDAX Account, modify the permissions relating to your PDAX Account, suspend, freeze, block, or unblock your PDAX Account, Trades, or crypto in/out transactions, correct the balance of your Digital Assets, and hold or release your Digital Assets. PDAX, on its own or acting on information received from a Partner, may block or close your PDAX Account in such cases.

- By accessing the Services through a Partner Platform, you represent and warrant that:
  - any and all information, data, and documents that you provided, are now providing, and will provide in the future to the Partner, including those provided through customer account information disclosed by our Partners are up-to-date, true, complete, and accurate; soft copies of all documents that you uploaded, are uploading, and will upload in the future, are true, complete, and accurate copies of the originals; with the undertaking to hold PDAX free and harmless from any and all damage and liability arising from any untrue, incomplete, or inaccurate information, data, and documents that you may have knowingly or unknowingly provided, are now providing, and will provide in the future;
  - in the event of any misinformation, misrepresentation, or failure on your part to disclose information required either by PDAX or a Partner, PDAX may avail of remedies provided under these Terms and Conditions or any PDAX Platform Rules which may be applicable to you, while the Partner may reject your Partner Account registration, suspend, or deactivate your access to your Partner Account, and/or recommend to PDAX the rejection of registration, suspension, or deactivation of your PDAX Account, subject to PDAX's approval;
  - you shall immediately inform PDAX in writing, through the Partner Platform, of any changes to such information, data, and documents;
  - you will not use, misuse, or abuse the Part
Terms and Conditions, applicable Platforn
Regulations and all rules, policies, and ad
reference; and

- You understand and agree that PDAX makes no warranties with respect to the following:
    - the accuracy, adequacy, reliability, or completeness of any information and materials found on the Partner Platform, and expressly disclaims liability for errors or omissions therein;
    - that the Partner Platform is free from any virus or other malicious, destructive, or corrupting code, or program;
    - that access to the PDAX Platform through the Partner Platform shall be uninterrupted, or that it will be free from any errors or Downtime;
    - the timeliness, accuracy, quality, completeness, or existence of the content and information posted in the Partner Platform; and
    - the accuracy, adequacy, reliability, or completeness of any instruction received from the Partner through the Partner Platform.
- By creating a PDAX Account through a Partner Platform, you may be given access to certain Services. You understand and agree that access to specific Services shall be subject to the following conditions:
  - By availing of Services involving orders, trading or conversion of Digital Assets through the Partner Platform:
    - You understand and agree that PDAX transmits quotes of trading or conversion rates to the Partner. PDAX does not warrant that the Partner will accurately reflect PDAX's quotes on the Partner Platform. PDAX shall not be responsible for any loss that may be caused by any inaccuracy in the quotes appearing on the Partner Platform.
    - You understand that PDAX merely processes your instructions for Orders, as received through Partners. PDAX shall not be responsible for any loss that may be caused by any inaccuracy, failure, or delay in the delivery of instructions by the Partner or from the Partner Platform to PDAX.
  - By Cashing-In and Cashing-Out Fiat Currency:
    - You understand that you can transfer Fiat Currency from a verified Partner Account to your PDAX Account by sending an instruction to the Partner (through the Partner Platform) to debit a desired amount from the Partner Account, and credit the same amount to your PDAX Account. You can also transfer Fiat Currency from your PDAX Account to your Partner Account by sending an instruction to the Partner through the Partner Platform, your PDAX Account, and credit the sa Account.
    - You understand and agree that cash- are subject to the fees applicable to such transfers that are charged

by PDAX or the Partners. You understand and agree that Partners may impose their own cash-in or cash-out limit. PDAX bears no responsibility or liability if there was failure by the Partner, not attributable to PDAX, in deducting or crediting, as may be applicable, the cash-in or cash-out amounts.

- By placing Orders: You understand and agree that PDAX shall be responsible only for validating the sufficiency of the balance in your PDAX Account to fulfill an Order. Should your balance be sufficient for your Order, PDAX shall fulfill the Order and adjust the balance of your PDAX Account in its records. Thereafter, the Partner shall reflect the adjustment of the balance in your PDAX Account, as accessed through the Partner Platform. PDAX shall not be liable for any inaccuracy, delay, or failure to update the balance reflected in the Partner Platform.
- By storing Digital Assets on the PDAX Platform:
  - You understand that you may use the PDAX Platform to store or keep your Digital Assets temporarily until you transfer it to your own designated Digital Asset wallet or Third Party Account. You understand and agree that the balance of Digital Assets stored in your PDAX Account created through a Partner Platform shall be reflected on the Partner Platform. PDAX shall not be liable for any inaccuracy, delay, or failure to update the balance reflected in the Partner Platform.
  - When transacting with Fiat Currency, you hereby acknowledge and agree that the Partners are treated as third-party service providers, and are subject to the terms in Section 25(b) of these Terms and Conditions.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

ADHERENCE TO APPLICABLE PLATFORM RULES

You understand and agree that by signing up and opening a PDAX Account, accessing or transacting on the PDAX Platform, or availing of the Services, you are obliged to adhere to and observe all applicable Platform Rules. The Company reserves the right to deactivate, suspend, freeze, or terminate your PDAX Account if it finds that you have violated any applicable Platform Rules.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

ASSUMPTION OF RISK

You understand and agree that holding, dealing, trading or transacting with Digital Assets come with significant risks as the price and value of such assets are subject to market forces. The prices may change rapidly and potentially cause great losses to you. PDAX has no control over the pricing and valuation of Digital Assets, and as such, PDAX shall not be liable for any losses you may incur in holding, dealing, trading or transacting with Digital Assets.

By using the Services, you acknowledge and accept all risks of acquiring, holding, dealing, trading, possessing, or otherwise transacting with Digital Assets through the Services including the following risks:

- you may lose Digital Assets and/or Fiat Currency;
- your Digital Assets may lose some or all of their value;
- you may be unable to acquire, transfer, trade, lend, or access Digital Assets;
- you may, as a result of your trading activities, owe amounts of Digital Assets or Fiat Currency greater than the amount available in your PDAX Account;
- you may be unable to receive financial benefits available to other holders of Digital Assets;
- you may suffer other types of financial losses; and
- you may be exposed to and suffer loss or damage arising from the following risks, among others:
  - the price and liquidity of Digital Assets are subject to large fluctuations and may be volatile and unpredictable in relation to Fiat Currency;
  - Digital Assets are not designated as legal tender through any decree, regulation, or law issued by competent government authority or any Applicable Laws and Rules;
  - your PDAX Account and value balances a
    Deposit Insurance Corporation's protectic
    insurance provided by any Philippine regu

- legislative and regulatory changes or actions in the Philippines or any other jurisdiction, such as but not limited to a Digital Asset being subject to any prior government registration or approval process, may adversely affect the use, transfer, sale, trade, and value of Digital Assets;
- PDAX may, following its reasonable determination based on all information available to it, suspend or discontinue support for the transfer, storage, trading, sale, and/or other activity involving certain Digital Assets or Fiat Currency on the PDAX Platform;
- Digital Asset blockchains may fork, and we may not support the forked Digital Asset promptly or at all;
- we may choose not to support airdrops;
- transactions involving Digital Assets are non-cancellable and irreversible, and accordingly, losses due to fraudulent, erroneous, or accidental Trades or – transactions may not be recoverable;
- some transactions in Digital Assets shall be deemed to be made when recorded on a public ledger, which is not necessarily the date or time that you or any other user initiates or completes transactions on the PDAX Platform;
- the value of Digital Assets may be derived from or influenced by the continued willingness of market participants to trade Fiat Currencies for Digital Assets, which may result in the potential for permanent and total loss of value of a particular Digital Asset should the demand or market for that Digital Asset disappear;
- the nature of Digital Assets may lead to an increased risk of fraud or cyberattack and may mean that technological difficulties experienced by PDAX may prevent access to, or use of, your Digital Assets;
- PDAX may experience sophisticated cyberattacks, unexpected surges in activity, or other operational or technical difficulties that may cause interruptions in the Services;
- PDAX having Digital Assets on deposit or with any third-party in a custodial relationship has attendant risks, which include security breaches, risk of contractual breach, and risk of loss;
- your use of the Services may be subject to international export controls and economic sanctions requirements;
- Digital Assets blockchains may become congested or become nonoperational because of attacks, bugs, unforeseeable reasons; and
- there is no assurance that a person who a payment today will continue to do so in th

You are solely responsible for, and it is entirely incumbent upon you to make, an independent and diligent evaluation and assessment of the merits, benefits, risks, security, integrity, operation, and platform of any Digital Assets that you decide to acquire or trade. You represent and warrant that you have sufficient knowledge, experience, understanding and information to make such evaluations and assessments, and have taken such professional advice as you deem necessary and appropriate. You should consult your financial advisor, legal and/or tax professional regarding your specific situation and financial condition and carefully consider whether trading or holding Digital Assets is suitable for you before you avail of the Services.

You accept the risks associated with the use of the PDAX Platform and its Services in transacting Digital Assets and hereby understand and agree that the PDAX Platform, the Services, and any product, service or other item provided by or on behalf of PDAX are provided on an “as is” and “as available” basis. You agree that use of the PDAX Platform and any of the Services is at your own risk and you are solely responsible for interactions with any other User of the Services or any third party, and for backing up and preserving any information you store or transfer through the PDAX Platform and the Services. PDAX assumes no responsibility whatsoever for harm that may come to you as a result of your interactions with any other User of the Services or third party, or for loss of data.

To the fullest extent allowed by Applicable Laws and Rules, you waive any claim, cause of action, and/or demand against, and will keep the PDAX Group free and harmless from any claim or action arising from any and all risks expressly disclosed and assumed by you, including those necessarily implied therefrom.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

GOVERNING LAWS

- You understand and agree that these Terms and Conditions shall be governed by and construed in accordance with applicable laws of the Republic of the Philippines.
- All Applicable Laws and Rules, and circulars, rules and regulations, and guidelines of Regulatory Authorities in the Philippines, including the BSP, AMLC, SEC, Bureau of Internal Revenue (BIR), and such other regulatory bodies shall be deemed incorporated into these Terms and Conditions. As such, you agree that your PDAX Account, the PDAX Platform, and Services shall be governed by and subject to all applicable laws, circulars, rules and/or regulations issued by any regulatory bodies or agencies in the Philippines.
- You are solely responsible for complying with all Applicable Laws and Rules to your activities on the PDAX Platform and your use or availment of the Services. You are solely responsible for determining and assessing the types of taxes, duties or applicable regulatory fees and/or charges if any, that apply to the Trades and any other transactions you complete using the Services and for reporting and remitting the correct taxes to the appropriate tax authority. You are responsible for obtaining independent expert tax advice in relation to your use of and income earned using the Services. PDAX has no responsibility or liability for determining whether taxes apply to your Trades or for withholding or remitting on your behalf any taxes arising from any Trades.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

NOTIFICATION AND COMMUNICATION

You consent to receive all communications sent by PDAX through the PDAX Platform, mail, email, short messaging service (SMS), instant messaging, official PDAX social media accounts, websites, in-app push notifications, or any other forms of communication, which shall be deemed to have been fully delivered to you upon sending or posting. PDAX reserves the right to elect the most appropriate and effective way of communicating with you. You understand and agree that PDAX can send notifications, statements, and/or other matters to your last known mailing or electronic mail address on record. PDAX may also communicate with you through SMS to the last known mobile phone number appearing on our records.

You understand and agree that you shall be deemed to have received any communication or information PDAX sends or communicates to you, regardless whether: (i) you do not receive it because your contact information on file is incorrect or not updated; (ii) the communication is blocked or flagged due to causes outside of the control or those not attributable to PDAX, such as when flagged as spam by your service provider; (iii) you opt out of receiving electronic communications from the Company; or (iv) you are otherwise unable to receive electronic communications. It is your sole responsibility to keep your contact information with PDAX up to date. Your contact information on record is presumed current and updated until you change them.

If you signed up for a PDAX Account through a Partner Platform, you consent to receive all communications sent by PDAX through the Partner Platform, or through the contact information you have provided to the relevant Partner. All communications to PDAX required or permitted u
Conditions may be coursed through the Partner t
your PDAX Account was created. You can modify
granted to a Partner by contacting the Partner's H

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

REPRESENTATION AND WARRANTIES

You represent and warrant each time you access your PDAX Account and/or use your PDAX Account and the Services that:

- you understand and agree that you have all the legal capacity and authority necessary to enter into this Agreement with PDAX and use the Services, whether for your own account or for the account of a legal entity you legally represent;
- if you act as an agent or representative of a legal entity, and enter into these Terms and Conditions on its behalf, (i) the legal entity has authorized you, through the appropriate corporate actions, to deal and transact with PDAX on its behalf, and bind it to these Terms and Conditions, amendments, any addenda, and all rules and policies deemed incorporated herein which may be applicable to the legal entity you represent; (ii) the legal entity is duly authorized to open a PDAX Account and avail of the Services, and (iii) you have all the necessary power and authorizations to access and use the legal entity's PDAX Account and avail of all applicable Services on its behalf;
- your opening of a PDAX Account and the use of the Services will not violate Applicable Laws and Rules, whether in the Republic of the Philippines or abroad, including but not limited to regulations on anti-money laundering, anti-corruption, counter-terrorist financing, cybercrimes, and data privacy protection;
- you will not misuse, abuse, nor subject any part of your PDAX Account, the PDAX Platform, the Services, other products or services for purposes other than its intended use;
- any and all information, data, and documents that you provided, are now providing, and will provide in the future, are tr soft copies of all documents that you uploade upload in the future, are true, complete, and a with the undertaking to hold PDAX free and h damage and liability arising from any untrue, incomplete, or inaccurate

information, data, and documents that you may have knowingly or unknowingly provided, are now providing, and will provide in the future;

- you have not been previously suspended or removed from using the Services;
- you are not a citizen or resident of a prohibited location, a jurisdiction subject to sanctions, economic or otherwise, by the United Nations or other Regulatory Authorities, and/or identified as an "other monitored jurisdiction" in the Financial Action Task Force and/or AMLC's list of "high-risk and other monitored jurisdictions", you are not yourself included in or dealing with any person included in such sanctions list as published from time to time by applicable authorities, and you will not use the PDAX Platform or the Services to supply to or transact any Digital Assets or Fiat Currency to or from a prohibited jurisdiction or with a sanctioned person;
- your answers to risk profile questionnaires, if you are asked to accomplish them, are true, complete, and accurate;
- you are the lawful owner of any Digital Assets or Fiat Currency that you sell, transfer, or deliver to PDAX under any transaction, or introduce in any manner into the PDAX Platform, with marketable title thereto, you have the absolute right to sell, assign, convey, transfer, and deliver such Digital Assets or Fiat Currency, and the Digital Assets or Fiat Currency are free and clear of any and all security interests, liens, pledges, pending or threatened claims, charges, escrows, encumbrances, or similar rights;
- if you are a natural person, only you will access your PDAX Account, and you shall not permit any other person to access and/or use your PDAX Account for any purpose whatsoever;
- if you are a juridical person, only your representatives, as authorized by valid and duly executed corporate actions, will access your PDAX Account or avail of Services on your behalf, and your representatives are fully aware of, and will comply with, these Terms and Conditions, and the PDAX Platform Rules which may be applicable to you;
- your PDAX Account will not be used for or on behalf of another person, whether directly or indirectly;
- you will not perform any act which: (i) will cause PDAX to be treated as a United States real property holding corporation under the United States Internal Revenue Code, as amended; or (ii) will cause the PDAX Group to violate the U.S. Foreign Corrupt Practices Act, person under any sanctions lists, including th Foreign Assets Control of the United States D the Bureau of Industry and Security of the Un Commerce;

- nothing in these Terms and Conditions and the relevant PDAX Platform Rules which may be applicable to you shall interfere with or will result to a breach of any other agreement, court decision, arbitral award, or any other document or issuance to which you are bound; and
- PDAX will not be liable for the effects, results, functions, uses, or reliability of any of the Services if such warranties are not made or otherwise breached.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

DISCLAIMER OF WARRANTIES

The PDAX Platform, the Services, Digital Assets, and any product, service or other item provided by or on behalf of PDAX are provided on an “as is” and “as available” basis.

To the maximum extent permitted under Applicable Laws and Rules, PDAX expressly disclaims, and you expressly waive, any and all other warranties of any kind, whether express or implied, including, without limitation, implied warranties of merchantability, warranties against hidden defects, fitness for a particular purpose, title, or noninfringement or warranties arising from course of performance, course of dealing, or usage in trade. The entire risk arising out of the use or performance of the Services and/or the PDAX Platform, including those pertaining to blockchain operations, and portions thereof operated or maintained by third-party service providers and/or third-party partners, if any, remains with you.

More specifically:

- PDAX does not warrant and/or guarantee prices or value of Digital Assets. You understand and agree that prices or value of Digital Assets may rapidly change, increase, decrease or potentially fall to zero. PDAX does not warrant and/or guarantee any income, interest, or the like arising from any transaction in using the PDAX Platform and its Services.
- PDAX has no control over the Digital Assets traded using the PDAX Platform. PDAX has no control over quality, security, or legality of the Digital Asset involved in any transaction. The Company does not warrant or guarantee that other Users you are dealing with will com own or possess the Digital Assets or Fiat Curr truthfulness of the transaction information, or enter into and complete any transaction and under the applicable PDAX Platform Rules.

- PDAX makes no representation or warranties regarding timelines for complete processing of transactions or requests for transfers of Digital Assets or Fiat Currency to or from your PDAX Account as these are dependent upon several factors outside PDAX's control.
- PDAX does not warrant the accuracy, adequacy, reliability, or completeness of any information and materials found on the PDAX Platform and Services, and expressly disclaims liability of errors or omission of such information. No warranty is given that the PDAX Platform and Services are free from any virus or other malicious, destructive, or corrupting code, or program. PDAX also does not warrant uninterrupted access to the PDAX Platform and Services, or that either will be free from any errors. We make no warranties or representations, express or implied, as to the timeliness, accuracy, quality, completeness, or existence of the content and information posted in the PDAX Platform and Services. We make no warranties or representations, express or implied, for technical accessibility, fitness or flawlessness of the Services. We make no representations about the accuracy, order, timeliness or completeness of historical Digital Asset price data available on the PDAX Platform.
- PDAX makes no warranties or representations that your use of content and information posted on the PDAX Platform or that your availment of Services will not infringe rights of third parties.
- PDAX does not make any warranties or representations in relation to third-party content and services. In accessing the PDAX Platform or in your availment of the Services, you may view, have access to, and may use the informational content, products, or services of one or more third parties ("Third Party Content" and "Third Party Services" respectively). In each of these cases, you agree that you view, access or use such content and services at your own election. Linked websites are neither maintained nor sponsored by PDAX, but merely placed for your information and convenience. Such websites should only be accessed at your own risk. Your reliance on any Third Party Content and use of Third Party Services in connection with the Services is governed on one hand by these Terms and Conditions but, on the other, will also generally be subject to separate terms and conditions set forth by the applicable third party content and/or service provider. Those terms and conditions may involve separate fees and charges or may include disclaimers or risk warnings ab[...] of any information. Such terms may also apply [...] PDAX's Privacy Policy. It is your responsibility [...] conditions of Third Party Services, including h[...] any of your information under their privacy policies.

- PDAX does not warrant and guarantee the liquidity of any Digital Asset and the User acknowledges and agrees that PDAX has no ability to control liquidity. The User shall bear all risks and losses caused by or contributed to by illiquidity of any Digital Asset.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

CONFIDENTIALITY AND DISCLOSURE OF INFORMATION

You permit and authorize PDAX to process, store, share, transfer, and/or disclose, all information related to your account whether personal, sensitive, and/or privileged with:

- third persons and entities engaged by PDAX to facilitate account administration, management and/or implementation;
- PDAX Group to assist the Company in the collection, recording, organization, storage, modification, retrieval, use, consolidation, blocking, erasure, destruction of data, administration, implementation, and servicing of accounts, other products, and facilities;
- Philippine or foreign government regulatory and/or enforcement agencies for reports relating to your PDAX Account and account history including but not limited to your past dues, limit breaches, covered and suspicious transactions, and other reports ordered by such regulatory/enforcement agencies;
- third parties or entities engaged by PDAX or the PDAX Group under the duty of confidentiality to offer other products and services;
- service providers, professional advisers, or like entities engaged by PDAX to assist in the administration and/or maintenance of its products, facilities, and services, including the parties who have been contracted to provide us with administrative, financial, research, operations, IT and other services, in such areas as telecommunications, information technology, payroll, information processing, training, market research, storage and archiving;
- Regulatory Authorities having regulatory supervision over PDAX;
- assignees of PDAX's rights and/or obligations;
- such other persons or entities that PDAX may to receive information such as but not limited banks and/or remittance companies, credit ca respective service providers; (iii) outsourcing KYC Program and Procedures, customer due diligence, AMLA, data privacy

compliance, and other functions which may be outsourced such as but not limited to printing, processing and distribution of statement of accounts; and (iv) other persons with your consent as you have determined or by applicable contract.

Your consent shall likewise be deemed to extend to and as your agreement in relation to any law subsequently enacted pertaining to the processing, storing, sharing, updating, and disclosure of any personal information or such other information that may be required for the purposes enumerated above.

You give your consent to PDAX, to display your and/or your transaction recipient's names, in full or shortened form, in connection with the Services.

You also give your consent for PDAX to share your full name, registered mobile number, email address, and other registered contact information that partner payment channels may require in the future in connection with their internal procedures, to entities connected to these partner payment channels, including, but not limited to, Bancnet and other sending institutions.

This section shall form part of, and shall accordingly be qualified by, the Privacy Policy.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

DATA PRIVACY

- You understand and agree that PDAX will be collecting information from you including but not limited to personal information. You can only access the PDAX Platform with respect to your personal information. You are not allowed to access the personal information of persons other than yourself.
- We will process this personal information in accordance with the Privacy Policy. The Privacy Policy explains the process of collecting, protecting, using, sharing, storing, retaining, and disposing of personal information of Users, and is deemed to be incorporated in these Terms and Conditions. It also includes the right of Users to their personal and other information which were provided as required in the opening and maintenance of the PDAX Account. You hereby represent and warrant that you have read and understood our Privacy Policy before providing any personal information to PDAX.
- You understand and agree that PDAX reserves the right and authority to collect, protect, use, share, store, process, retain, delete, destroy, and dispose of all the information you have and will disclose to the Company, subject to and as allowed by Applicable Laws and Rules in a safe and reasonable manner.
- PDAX reserves the right to, throughout its relationship with you, gather more information as it may deem fit, in accordance with Applicable Laws and Rules, and in compliance with its own KYC Program and Procedures, customer due diligence, AMLA, and data privacy compliance.
- If you signed up for a PDAX Account through a Partner Platform, you further agree to grant PDAX consent to share the following information to the Partner for the purpose of enforcing and impl
to your PDAX Account, as created and access
Platform, together will all purposes stated in t
Privacy Policy, and applicable PDAX Platform
Transaction ID; (iii) Transaction ID; (iv) Amount,
Type; (vii) Status of transaction; (viii) Debit Amount; (ix) Debit Currency; (x)

Transaction Created Date; (xi) Transaction Updated Date; (xii) Credit Currency; (xiii) Credit Amount; (xiv) Crypto Pair; (xv) Total PHP Value; (xvi) Trading Wallet; (xvii) Lock Status; (xviii) Mobile Number; (xix) Account Identification/Number; (xx) Names of persons involved, or suspected of being involved, in the incident; (xxi) Reason for endorsing; and (xxii) Current account status. This list may be expanded upon due notice, and in accordance with the specific agreement between PDAX and the Partner.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

INTELLECTUAL PROPERTY PROTECTION

- The PDAX Properties are protected, to the maximum extent permitted, by Republic Act No. 8293, or the Intellectual Property Code of the Philippines, its implementing rules and regulations, issuances of the Intellectual Property Office, and international treaties and/or conventions pertaining to intellectual property rights.
- Content displayed on or through the PDAX Properties are protected by copyright as a collective work and/or compilation, pursuant to copyrights laws, other laws, and international conventions. You understand and agree that all information you see and/or read on the PDAX Platform, the PDAX website or the PDAX application or in relation to the Services are copyrighted unless otherwise stated. You agree not to copy, use, and/or distribute any information, in any manner, without the prior written approval of PDAX except when these Terms and Conditions expressly allow you to. You may not decompile or disassemble, reverse engineer, or otherwise attempt to discover or determine any source code, algorithms, methods or techniques embodied by the PDAX Platform, the Services or any derivative works thereof or those contained in the PDAX Properties. Without limiting the foregoing, you agree not to reproduce, duplicate, copy, sell, resell, or exploit for any commercial purposes, remove, alter, sub-license, private label, create derivative works, or grant security interests in, any aspect of the PDAX Properties. PDAX neither warrants nor represents that your usage of any materials displayed on this website will not infringe the rights of third parties.
- All trademarks, service marks, trade names, logos, and icons displayed on this website or the PDAX Properties are registered and unregistered proprietary marks of PDAX. You shall not reverse engineer such trademarks or attempt to discover the s Properties. Nothing in this Agreement should license or right to use any mark displayed on Platform, the PDAX website or the PDAX application or in relation to the Services without prior written consent of PDAX. Our intellectual property

rights to our resources in any of its forms, including the Company logo, belong to us and may not be used without our prior written consent.
- You agree that you do not have any claim of ownership over any and all intellectual properties included in, or which may be found in, the PDAX Properties, the PDAX Platform, the PDAX website or the PDAX application or in relation to the Services. You hereby waive the right to raise any such claim before courts of law and administrative tribunals.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

COMPLAINTS, DISPUTES, AND JUDICIAL RECOURSE

- Complaints or Disputes If you have any complaints or Disputes relating to the products or Services accessed through the PDAX Platform, please contact us within thirty (30) calendar days after the Order or transaction subject of your concern through any of the following official channels: (i) Chatbot: https://pdax.ph or https://web.pdax.ph/ (click webchat feature); (ii) 'Customer Support' webpage at https://support.pdax.ph; and (iii) Email: support@pdax.ph. In doing so, please provide your name as registered with your PDAX Account, email address connected with your PDAX Account, and any other information that we may need to identify you, your PDAX Account, and the particulars of the Order and/or transaction subject of your concern. PDAX may require you to perform additional actions or submit additional documents or information as PDAX may reasonably determine. We will process the information provided in accordance with the Privacy Policy. You irrevocably agree that you shall be deemed to have waived or relinquished your claim or cause of action in relation to a particular transaction upon your failure to notify PDAX regarding your complaint or Dispute within thirty (30) calendar days from the transaction. Once received, your concern will be handled by PDAX in accordance with the following procedure:
  - PDAX will assess whether your complaint or request is one which: (i) does not involve complex issues and can be resolved or acted upon immediately by the Company without need for third party intervention ("Simple Complaint or Request"); or (ii) requires assessment, verification, or investigation with third-party intervention, such as services providers, external auditors, or other financial institutions ("Complex Complaint or Request").
    - Within nine (9) calendar days from rec related to your Simple Request, PDAX in your complaint by sending you an may respond in any of the following ways: (a) offer to resolve your complaint in the way you requested; (b) make a determination

rejecting your complaint and set out the reasons for the rejection; or (c) offer to resolve your complaint with an alternative solution.
    - PDAX will communicate the resolution of any Complex Complaint or Request within forty seven (47) calendar days from receipt of complete documents related to your Complex Complaint. If assessment and investigation on Complex Complaints/Requests cannot be completed within this timeframe, PDAX shall inform you of: (a) the reason thereof; (b) the need for extended time frame; and (c) date on which you may expect the outcome of the assessment and/or investigation, which shall not exceed forty five (45) calendar days from the end of the original time frame for the resolution of such Complex Complaint.
  - The parties agree to negotiate in good faith to resolve your concern (which discussions shall remain confidential and be subject to Applicable Laws and Rules protecting settlement discussions from use as evidence in any legal proceeding). Any offer of resolution made to you will only become binding if and once you accept it by return email. Any offer of resolution will not constitute any admission by PDAX of any wrongdoing or liability regarding the subject matter of the complaint.
- Raising Concerns to the BSP

PDAX is duly licensed and regulated by the BSP and ensures compliance with all applicable consumer protection regulations. You agree to resort to our customer support channels to resolve your concern at the first instance. After initial resort to our customer support channels, you have the option to elevate your complaint to the BSP through their Consumer Assistance Mechanism, in accordance with the procedure set forth in BSP Circular No. 1169, series of 2023. For any legitimate concern, you can reach the Bangko Sentral Financial Consumer Protection Department through its email: consumeraffairs@bsp.gov.ph.

- Judicial Recourse

Unless otherwise stated in a separate agreement duly executed between the User and PDAX, any Dispute, claim, or controversy related to the enforcement of PDAX's intellectual property rights, applications for injunctive relief whether provisional or in the main, or those which arise from or in connection with these Terms and Conditions, the PDAX Platform Rules, o including but not limited to those arising out of or access to or use of the Services or of the PDAX Pl you receive, or any question regarding the existe interpretation, enforceability, or breach of these Terms and Conditions, whether

the claims arise during or after the termination of the User's relationship with PDAX, including claims and Disputes that arose between you and PDAX before the effective date of the current version of the Terms and Conditions which do not fall under the jurisdiction of the BSP as set forth in BSP Circular No. 1169, series of 2023 shall be resolved before the regular courts or the appropriate administrative tribunals. You further agree that any Dispute, claim, or controversy arising out of or in relation to these Terms and Conditions, the PDAX Platform Rules, and the PDAX Properties are personal to you, and solely between you and PDAX, and will not be brought by you as a class action, or any other type of representative proceeding.

- Partner Platforms
    - Should you have any complaints relating to your PDAX Account created or the Services availed of through the Partner Platform, you may contact our Partner through the customer support channels provided by the Partner. In doing so, you authorize PDAX to allow the Partner to do the following in relation to your PDAX Account: (i) view your transactions; (ii) view your balance; (iii) create an escalation ticket; and (iv) download settlement reports.
    - If you suffer any losses related to the PDAX Platform or the Services which are directly attributable to the fault, wilful misconduct, or gross negligence of PDAX and the Partner, which is determined in any final judgment, award, finding, or investigation to be the joint liability of PDAX and the Partner, PDAX and the Partner shall negotiate in good faith in an effort to agree on the proper allocation of liability, including proper allocation of the costs of any joint defense or settlement. Any liability shall be subject to the limitations of liability in PDAX's Terms and Conditions, and in your agreement with the Partner through its own terms and conditions.
- Set-Off

You agree that PDAX may, at any time, set off any of PDAX's receivables from you with the Digital Assets or Fiat Currency in your PDAX Account. This applies whether the receivables from you are present or future, liquidated or unliquidated, denominated in Fiat Currency or Digital Assets. If the receivables to be set off are different from the Digital Assets or F
Account, PDAX may convert them at market rate c
set off.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

LIMITATION OF LIABILITY

The liability of the PDAX Group to you or any third parties in any circumstance for any claim or series of connected claims for losses, costs, liabilities, or expenses, which you may suffer as a result of or in relation to any perceived breach by PDAX of these Terms and Conditions is limited to the aggregate amount of fees paid by you to PDAX in the 12-month period immediately preceding the event giving rise to PDAX's or the PDAX Group's perceived liability.

You acknowledge and agree that, to the maximum extent allowed by Applicable Laws and Rules, PDAX shall not be liable for any of your losses caused by any of the following events, including but not limited to:

- losses of profits or anticipated profits, actual or hypothetical trading losses, or any other loss of expected revenue or gains, usage or data or any other intangible losses, including opportunity costs, any special, incidental, punitive, or consequential damages arising out of or in connection with the PDAX Platform and/or Services;
- loss of or damage to reputation, goodwill, business opportunities, customers, contracts, or any other loss of revenue or actual or anticipated savings;
- loss or use of hardware, software or data, or corruption of data;
- use or failure to use any of the Services;
- unauthorized use of your PDAX Account, unauthorized use of the Services purported to be done on your behalf, or unauthorized alteration of your data by third parties;
- your misunderstanding of the Services;
- loss or damage arising out of or relating to any inaccuracy, defect, or omission in price data for Digital Assets, any e of such data, or any interruption in such data;
- loss or damage attributable to any risk that ha assumed by you, including those disclosed ur

Conditions, and the PDAX Platform Rules which may be applicable to you, and/or those necessarily implied from such expressly assumed risks;

- loss of Digital Assets and/or Fiat Currency arising from the management and security of any wallet or Third Party Account that you designate, or the failure of any transfer of Digital Assets between your PDAX Account and your designated wallet or Third Party Account;
- loss or damage that is punitive or exemplary in nature; your failure to adhere to any policies and procedures established by PDAX from time to time;
- your failure to adhere to any risk controls or other limits or restrictions imposed by PDAX from time to time;
- any action of PDAX taken pursuant to these Terms and Conditions;
- an Extraordinary Event;
- any fork or system upgrade involving a Digital Asset;
- any action taken by PDAX as it deems reasonably necessary to ensure its compliance with Applicable Laws and Rules;
- any action by any person, including, but not limited to, authorized representatives of a juridical entity User, obtaining access to the Services using the User's security credentials, whether or not such access was authorized by such User;
- any actions, omissions, defaults or insolvency of any issuer of a Digital Asset;
- any actions, omissions, defaults or insolvency of any third-party infrastructure provider, such as a custodian or wallet provider, utilized by either the User or PDAX in connection with the Services;
- failure of software or any other portion of the PDAX Platform, whether or not reasonably foreseeable;
- hacking or any other malicious attempts to gain unauthorized access to your PDAX Account, the PDAX Platform, its servers, its code base, and/or the Digital Assets of PDAX and/or its Users;
- failure to access, or withdraw Digital Assets or Fiat Currency from your PDAX Account due to market conditions, financial volatility, or measures taken by PDAX to ensure its survival and continuing operations;
- failure to timely complete a transaction due to blockchain overload;
- failure or interruption of internet connection;
- introduction of malicious software;
- other Users' or third parties' actions, omissions, or acts that violate the Terms and Conditions and/or applicable PDAX Platfo
- failure of security of your wallet address and p
- exchange rate fluctuations;
- failure or refusal to provide functionality to Di
involving technical changes to any Digital Assets;

- failure of communication;
- service disruptions, including by reason of regular or unscheduled maintenance carried by PDAX;
- inability to liquidate a position due to market conditions;
- potential harm that may come to you as a result of your interactions with any other User of the Services or the PDAX Platform, including risks attributable to the creditworthiness of a counterparty;
- loss, corruption, or unavailability of user data due to software failures, viruses or other harmful materials, protocol changes by third party providers, internet outages, Extraordinary Events or other disasters, scheduled or unscheduled maintenance, or other causes either within or outside PDAX's control;
- losses caused by quantum computers breaking the encryption algorithms used in various blockchains, blockchains collapsing due to market panic, contagion, liquidity issues, exploited vulnerabilities, compromised nodes, etc., and scams such as "rug pulls" wherein developers attract investors to a new cryptocurrency project, then the developers run away with raised funds from investors before the project is built; or
- any loss related to the PDAX Platform or the Services which are not directly and solely attributable to fault, wilful misconduct, or gross negligence of PDAX.

In no event shall PDAX be liable for any losses suffered by you resulting from any modification of any Services or the PDAX Platform, from any suspension or termination of your access to all or a portion of any Services or the PDAX Platform, or from interruptions due to scheduled or unscheduled maintenance of the PDAX Platform or mobile application failures, any failure or delay of service resulting from regular or emergency network maintenance or external factors such as power failure, natural disaster, service provider-side problems, or governmental acts. You acknowledge that if Services or access to the PDAX Platform resume, Digital Asset valuations and exchange rates, as applicable, may differ significantly from the valuations and rates prior to such event.

PDAX is not liable for any deviation from these Terms and Conditions, including delays, failure in performance, or interruption of the Services, where they arise directly or indirectly from abnormal and unforesee
our control, the consequences of which would ha
reservation and effects to the contrary, nor are we
to the application of mandatory legal rules.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

INDEMNITY

- You agree to indemnify and hold harmless the PDAX Group from and against any claim, demand, lawsuit, action, proceeding, investigation, liability, damage, loss, cost, or expense, including attorneys' fees, fines or penalties imposed by any Regulatory Authority arising out of or relating to:
  - your use of, or conduct in connection with, the Services, the PDAX Platform, and/or your PDAX Account;
  - the use of your PDAX Account by any third party, whether or not such third party is authorized by you to access your PDAX Account;
  - your violation of these Terms and Conditions or Applicable Laws and Rules;
  - your failure to secure your PDAX Account login and security credentials or your API credentials or your sharing of your PDAX Account login and security credentials or your API credentials with any third party;
  - your breach of any of your representations, warranties, and/or covenants in these Terms and Conditions and applicable PDAX Platform Rules; or
  - your violation of any Applicable Laws and Rules, or PDAX's or third-party's intellectual property, privacy, or other rights during your access to or use of the PDAX Platform or Services.
- The PDAX Group is released and you shall indemnify them from any claims, demands, and damages of any kind arising from disputes between you, third persons, or other Users of the products and Services offered by the Company. If you have a dispute with one or more Users of the Services, you agree that the PDAX Group will not be liable for any claims, demands and damages (actual and consequential, direct or indirect) of any kind or nature arising out of or in any way connected with su
- You shall indemnify and hold the PDAX Group against any and all liabilities, penalties, intere connection with, or arising from, any transacti Platform, or any delay or failure on your part to pay, withhold, or report any

and all taxes and levies connected, directly or otherwise, to any transaction or your use of the PDAX Platform.

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AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

NO FIDUCIARY RELATIONSHIP OR INVESTMENT ADVICE

- PDAX is not your investment advisor and has no fiduciary relationship or obligation to you in connection with any Trades or any other transactions, decisions, or activities carried out by you using the PDAX Platform and/or Services. Nothing in these Terms and Conditions shall be deemed or is intended to be deemed, nor shall it cause, either you or PDAX to be treated as partners or joint venturers, or as the agent of the other.
- You understand and agree that the information on the PDAX Platform or in any of PDAX's social media pages, social media groups, websites and advertisements is solely intended to inform users of the nature of PDAX's business, products, and the Services. It is not intended, and does not constitute any form of investment or financial advice, or legal or tax advice, or an offer to purchase or invest in any kind or type of Digital Asset. No information on the PDAX Platform, or in any of PDAX's social media pages, social media groups, and websites should be taken as an endorsement, recommendation, or sponsorship of any company issuing or offering to sell or purchase Digital Assets. No communication or information provided to you by PDAX shall be considered or treated as advice. You understand that any recommendations or commentary made by PDAX, its employees or representatives or other Users should be considered generalized in nature and that you must use your own independent judgment and/or seek the advice of an expert before taking any action as a result of any such recommendation or commentary. PDAX does not make any warranty as to the accuracy or completeness of any such recommendation or commentary.
- You also understand and agree that there are inherent risks in relying, using, or retrieving any information from the PDAX Pl social media pages, social media groups and w to evaluate any information you may encount seek help or guidance from appropriate profe product, service or opinion.

- You understand and agree that PDAX is designed to integrate services offered by its Partners, clients, other Digital Asset exchanges, banks, or financial institutions not to replace their services. PDAX may, from time to time, share with you general information regarding non-investment matters but you must only rely on your professional adviser rather than any information PDAX shares.
- You acknowledge that any requests for information are unsolicited and any information provided shall neither constitute nor be construed as investment advice by PDAX to you, nor constitute the formation of an investment advisory relationship, or any other client-advisor relationship. PDAX advises you to seek independent advice from a qualified professional.
- You further understand and agree that PDAX does not guarantee suitability or potential value of any Digital Asset or information source.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

DIGITAL ASSETS

- The Company reserves the right to elect which Digital Assets will be available on the PDAX Platform, and it may change the same from time to time. The Company shall not be held liable for any damage or loss you may incur by transacting or attempting to transact a Digital Asset which PDAX does not or ceases to support.
- Since blockchain transactions are immutable, PDAX is unable to reverse or cancel on-chain Digital Asset Transactions once they are confirmed by the User. Nevertheless, the Company reserves the right to reverse or cancel any off-chain transaction as provided in these Terms and Conditions or the Trading Rules, including potential high-risk transactions such as those made using reversible payment methods.
- PDAX's support of any particular Digital Asset for transfer, storage, trading, or any other activity is not in any way indicative of PDAX's approval, endorsement, or recommendation of the Digital Asset or the integrity, security, or reliability of the Digital Asset or the software, networks, protocols, systems, and other technology used to administer, create, issue, transfer, cancel, use or transact in the Digital Asset. PDAX expressly disavows any warranty about the integrity, soundness or suitability of any Digital Asset for trading or ownership by you.
- From time to time, PDAX may remove one or more Digital Assets from the PDAX Platform such that you will no longer be able to access such Digital Assets as part of the Services and will no longer be able to maintain balances in such Digital Assets or make any deposits or withdrawal thereof, in each case with immediate effect for any reason whatsoever, including where PDAX reasonably determines, based on all informati[...] to do so by Applicable Law and Rules or the D[...] without limitation, any securities laws, or any [...] PDAX is subject in any jurisdiction. You hereby [...] PDAX's right to remove a Digital Asset from tra[...], including, without limitation, to cancel your outstanding instructions or

Orders for the removed Digital Assets and require you to withdraw such removed Digital Assets, if withdrawal is still possible, within a reasonable period of time, beyond which you will no longer be able to access such Digital Assets. Under no circumstances shall the PDAX Group be responsible or liable for any direct or indirect losses (including loss of profits, business, or opportunities), damages or costs suffered by you or any other person or entity, due to any of the PDAX Group's action or inaction in accordance with these Terms and Conditions.

- You are fully responsible for any mistakes, errors or defects which may arise in the course of any transaction that leads to partial or complete loss of your Digital Assets. PDAX shall not be liable for any damages resulting from any actions previously described. PDAX shall in no case be liable for any loss, including, but not limited to, transfers between addresses, transactions, deposits or withdrawals resulting from your improper actions or activities, or erroneous transactions, deposits or withdrawals resulting in your Digital Assets being lost. PDAX shall not compensate you for any losses resulting from such actions or activities.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

ACCOUNT OPENING AND MAINTENANCE

- Account Opening
  - You must register in accordance with these Terms and Conditions to open and be given access to a PDAX Account. PDAX shall make its electronic platform available for User on-boarding at all times of the day, including for account creation, activation, customer risk appetite assessment, and KYC document uploads.
  - Based on your answers to the customer risk appetite assessment, you may be restricted as to the type of Services you can access and your PDAX Account tier level.
  - However, the upgrading of limits or further verification are to be done during regular business hours.
  - You further understand and agree that to transact, buy, and/or sell Digital Assets through the Platform, you shall: undergo identity verification, provide KYC information through a questionnaire, provide documentary proof to validate KYC information that you provided, as may be requested by PDAX, and complete a customer risk appetite assessment. You also authorize PDAX to make necessary inquiries to validate the information you provided.
  - You are required to disclose your citizenship. You understand and agree that if you are not a Filipino citizen, you may be subject to additional requirements pursuant to PDAX's KYC program and procedures. If you are a citizen of the United States of America, you are required to make all necessary and applicable disclosures, including those related to the Foreign Account Tax Compliance Act (FATCA).
  - You understand and agree that you may b diligence due to multiple factors, such as, profile, unusual behavior, activities or tran to or through the use of your PDAX Accou enhanced due diligence, you may be invited to attend an online due diligence session or required to provide additional documentation and

information which may include: (i) supporting information on the nature of the underlying business relationship, source of funds, or source of wealth; (ii) the reasons for intended or performed transactions; (iii) the entities where you have interest, or otherwise service as director, officer, or authorized signatory; (iv) a list of banks where you are maintaining accounts; and (v) such other relevant publicly available information. Should the PDAX Account subject to enhanced due diligence pertain to a legal entity: (i) bank references; and (ii) personal details pertaining to the primary officers may also be required.

- You understand and agree that opening PDAX does not constitute opening a bank account. You are not entitled to be paid any interests, and no government insurance is extended to protect your PDAX Account.
- You affirm your warranty under Section 11(e). You can update your contact information through the PDAX Platform. In the event that PDAX has grounds to believe that any of the information provided is false, incorrect, incomplete, or outdated, PDAX reserves the right: (i) to require you to correct such information; and (ii) upon your failure or refusal to do so, to correct, remove, or delete such false, incorrect, or outdated information, or terminate all or part of the Services you can avail of. After conducting its own KYC processes, PDAX has the sole authority to determine whether information provided by you is false, incomplete, or outdated. If PDAX is unable to contact you using the contact information you provided, you shall be fully liable for any loss, liability, or expense incurred by PDAX during your use of its Services and/or the PDAX Platform.
- You understand and agree that your PDAX Account is personal and non-transferrable. You are only entitled to open one PDAX Account under your verified name and identification documents, save those instances where you are explicitly permitted to open more than one through an applicable rule or addendum. PDAX reserves the right to deactivate, suspend, freeze, or close any or all multiple accounts you may or are reasonably suspected to have been opened without permission even without prior notice. You may only use your own PDAX Account and avail of the Services for your account and not on behalf of any third party unless otherwise explicitly permitted thro addendum.
- PDAX reserves the right to refuse any reg opening, Trade, transaction, or Order if yo and Conditions, if required by Applicable Laws and Rules, if ordered by

any Regulatory Authority, or if PDAX has reasonable belief that your Order or transaction is illegal, erroneous, invalid, or otherwise suspicious. PDAX further reserves the right to refuse, cancel, or terminate a PDAX Account opening, transaction, or Order, even after funds are debited from your PDAX Account if it suspects that the transaction is involved in or likely related to scams, money laundering, financing of terrorism, fraud, or any financial crime.

- KYC Program and Procedures
    - As part of its legal and regulatory obligations, PDAX maintains policies and procedures to protect against money-laundering, terrorist financing, and other financial crimes, and to satisfy other obligations to which PDAX may be subject under its KYC obligations and other related laws and regulations. For these purposes, PDAX shall require you as a PDAX Account holder and User to provide certain personal information in accordance with its KYC Program and Procedures found mainly in the mobile app and at https://support.pdax.ph/hc/en-us/articles/16555251871001-PDAX-Account-Verification. Among other purposes, the personal information gathered will be used to determine the User's overall risk profile based on predetermined rules and tolerances. Lower risk rated Users require less due diligence and transaction monitoring, while higher risk rated Users require increased due diligence and transaction monitoring.
    - You must promptly notify PDAX if you are or become a PEP, you are a relative or close associate of someone that is or becomes a PEP, or you are otherwise connected to a party that is or becomes a PEP. You recognize and agree that this notification is material to your risk profile rating.
    - You further authorize PDAX, directly or through a third party, to make any inquiries it considers necessary or prudent, and to accordingly disclose your personal information or sensitive personal information, for purposes of its KYC program and procedures, including the establishment of the source of your wealth and source of funds for any transactions carried out in the course of your use of the Services or for any Digital Asset sent or received through the PDAX Platform or Fiat Currency cashed-in or credited to your PDAX Account. You also authorize (i) each third party to which such inquiries or requests are direc inquiries or requests, and (ii) PDAX and/or accordingly take any other action PDAX r and appropriate to comply with Applicabl

report suspicious activities and transactions to the AMLC, BSP, or any other Regulatory Authorities.

- You affirm your warranty under Section 11(e). You undertake to promptly notify in writing and provide PDAX with up-to-date, accurate, true and complete information regarding any changes in circumstances that may cause any such information you have previously provided to become false, inaccurate, misleading, or incomplete and also undertake to provide any other additional documents, records and information as may be required by PDAX and/or applicable law. You permit us to keep records of such information. We will treat this information in accordance with PDAX's Privacy Policy.
- You understand and agree that you must continually submit yourself to the Company's KYC Program and Procedures in order to fully enjoy the benefits of the PDAX Platform and the Services, including but not limited to, if you wish to upgrade your PDAX Account limits, in accordance with the account tiers and limits found inside the mobile app, or at https://support.pdax.ph/hc/en-us/articles/5952442988313-What-are-the-transaction-limits-on-PDAX-. PDAX reserves the right to suspend, deny, or otherwise set limits on your access to some or all of the Services and your ability to transfer Fiat Currency and/or Digital Assets to or from your PDAX Account, or to delay, suspend, freeze, and/or terminate any Order or transaction if you have not submitted any or incomplete or insufficient KYC documents, or if further verification is necessary to establish your true identity and/or the source of Fiat Currency or Digital Assets in your PDAX Account. Transactions will resume or be completed upon submission of requested identification documents or transaction information or until PDAX is satisfied that there is no suspicious activity in your PDAX Account, as the case may be.
- You agree to PDAX's authority to suspend, freeze, or terminate your access to the Services at any time without notice as a result of any screening procedures pursuant to its KYC program and procedures, and PDAX will have no liability or responsibility for your inability to transfer Digital Assets, send Orders, execute Trades or carry out other transactions, or otherwise access the Services as a result of such suspension or termination.
- You understand and agree that PDAX may copies of your updated financial informati whether audited or unaudited, tax forms, your identity, details of beneficial ownersh source and origin of your funds or wealth, and tax information. You

understand that PDAX may disclose any information with respect to the User, transactions entered into, and activities pertaining to the Services, where required by Applicable Laws and Rules, or requested by any applicable tax authority or other Regulatory Authority.

- You understand that in accordance with its legal and regulatory obligations, PDAX shall conduct periodic account reviews as it may deem fit. In line with these periodic reviews, you may, from time to time, be required to submit additional information and documentation in connection with the use of your PDAX Account to allow PDAX to evaluate customer risk profiles, changing credentials, and transaction details, among others. Upon PDAX's request, you undertake to provide such requested information and documentation as may be necessary to enable PDAX to identify and verify the identity customer and/or the beneficial owner, and ascertain, as may be appropriate, the purpose and nature of the underlying business relationship. Such information and documentation shall be provided to PDAX promptly, and without any delay. Further, you understand that PDAX may temporarily suspend access to your account pending submission, and that PDAX shall not be liable for any loss or damage which may result from such account suspension.
- You understand and agree that in accordance with its legal and regulatory obligations, PDAX may also require such additional information and documentation as may be necessary to enable it to ascertain the true and full identity and existence of the trustor, principal, or beneficial owner, as they case may be, should it appear that the transaction coursed through the PDAX Platform is being done by the User for and on behalf of third parties. Such information shall be provided to PDAX promptly, and without any delay. Further, you understand that PDAX may temporarily suspend access to your account pending submission, and that PDAX shall not be liable for any loss or damage which may result from such account suspension.
- You understand and agree that PDAX has full discretion to discontinue your access to and use of the Services and terminate your PDAX Account should there be any finding of fraud, misconduct, misrepresentation, and/or breach of Applicable Laws and Rules, these Terms and Conditions or the applicable P understand and agree that failure to subr procedures, and/or failure to cooperate w shall constitute a material breach of these

may result in the discontinuation of the Services and/or the suspension or termination of your PDAX Account.

- Account Security
  - PDAX has the authority to establish various security procedures from time to time for the creation and maintenance of a PDAX Account and for use of the Services. These procedures may include but are not limited to the creation of a unique password and the use of enhanced security features such as two-factor authentication, which may be mandatory or optional in nature. You will strictly abide by all PDAX mechanisms or procedures regarding security, authentication, trading, charging, and withdrawal and you will take appropriate steps to logout from your PDAX Account at the end of each visit. You are solely responsible for any harm to you and your PDAX Account that relates to or results from your refusal or failure to enable optional security features.
  - You must maintain the security of your PDAX Account by protecting your login and security credentials from unauthorized access or use. It is your responsibility to ensure the security of, and your continuous control over, any device or PDAX Account that may be associated with enhanced security features. You also understand and agree that: (i) you are the sole person who should know and have access to your log-in credentials and other authentication key to your PDAX Account; (ii) you will not share or disclose your credentials and/or key to anyone else; (iii) you shall never allow remote access or share your device with someone else when you are logged on to your PDAX Account. You should always log into your PDAX Account through the PDAX Platform to review any transactions or required actions if you have any uncertainty regarding the authenticity of any communication or notice.
  - PDAX shall not be liable for any loss or damage arising from your negligence in protecting your PDAX Account. You understand and agree that you have sole responsibility in ensuring your PDAX Account's security. By agreeing to these Terms and Conditions, you acknowledge and accept all risks of any authorized or unauthorized access to your PDAX Account. You will be bound by, and you hereby authorize PDAX to accept and rely on and process, any agreements, instructions, Orders, authorizations, and any other actions made, provided, or taken by anyone who has accessed or used your P
have authorized the access or not.
  - You must promptly notify PDAX if you disc
unauthorized access or use of your PDAX
breaches related to your PDAX Account, or if you become aware of any

fraud or attempted fraud or any other security incident (including a cyber-security attack) affecting you and / or PDAX by notifying PDAX support on the PDAX Platform as soon as possible. If information such as the login ID or password used for electronic verification on the electronic transaction system is leaked due to a theft or unauthorized access, or other similar causes, the information may be fraudulently used by a third party, and the relevant User may suffer losses.
  - Upon receipt of written notice from you about security concerns in relation to your PDAX Account, you authorize PDAX to take reasonable measures designed to protect and secure your PDAX Account. These measures may not be instantaneous. PDAX shall be given ample time to effect the necessary protective actions. You must take any steps that we reasonably require to report, prevent, restrict, or manage any security breach. PDAX may consider any neglect or failure on your part to promptly notify PDAX of any security breach in determining the appropriate resolution of the matter.
  - If you give access to your PDAX Account to a third party, whether voluntarily or through negligence, you shall be liable and responsible for the actions of the third party.
- Third Party Access
  - If you grant express permission to third parties to access or connect to your PDAX Account, whether through the third party's product or service or through the PDAX Platform, or Services, you nevertheless remain fully responsible for the third party's acts or omissions in relation to your PDAX Account and you are deemed to have authorized any action of such third party in relation to your PDAX Account. You acknowledge that granting permission to a third party to access your PDAX Account and take specific actions on your behalf does not relieve you of any of your responsibilities under this Agreement. In addition, you acknowledge and agree that you will hold the PDAX Group free and harmless and indemnify them from any liability caused by or related to any act or omission of any third party with access to your PDAX Account.
  - You can modify or remove permissions granted to a third party with respect to your PDAX Account at any time by contacting us via our 'Customer Support' webpage at https://support.pdax.ph/hc/en-us/
  - Any modification in your permissions with affect how you access your PDAX Accoun conditions of your user agreement with th
  - You acknowledge and agree that PDAX ca for reasons relating to breach of these Terms and Conditions, applicable

Platform Rules, unauthorized or fraudulent access to your PDAX Account, money laundering, terrorist financing, fraud, or any other financial crime, and as required by Applicable Laws and Rules, provided that PDAX has objective, reasonable cause and evidence for such cause. Unless prohibited by Applicable Laws and Rules, PDAX will inform you of such denial of access to the third party and the reasons for such denial. We will permit such third party's access once we are reasonably satisfied that the reasons for refusing access no longer exist.

- Transaction Limits You understand and agree that your PDAX Account is subject to transaction limits, including, among others, total cash in and cash out transaction limits (daily, monthly, and annual limit) and limits on the amount and/or number of buy and/or sell Orders you can place on the PDAX Platform. You may increase your limits by adhering to PDAX's internal policies, which may include submission of corresponding KYC requirements, enhanced due diligence, appropriate customer risk appetite profile, and verification of such documents. PDAX reserves the right to increase or decrease your transaction limits as it deems necessary or appropriate.
- Post-Mortem Affairs Your PDAX Account, Digital Assets, and Fiat Currency shall be treated in accordance with the Applicable Laws and Rules, upon your death.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

ACCOUNT SUSPENSION, TERMINATION, AND CLOSURE

- Your agreement to these Terms and Conditions and applicable PDAX Platform Rules, as well as your access of the PDAX Platform and/or availment of Services include your agreement and consent to PDAX's right to investigate any violation of these Terms and Conditions and the applicable PDAX Platform Rules, to ascertain whether you have committed a violation, and to take actions to the fullest extent allowed under Applicable Laws and Rules without prior notice or your prior consent, including but not limited to:
  - blocking and closing/cancelling Order requests, PDAX Permission or Letters of Instruction or User's Instruction (as may be defined in the PDAX Platform Rules);
  - freezing, suspending, deactivating or closing your PDAX Account;
  - reporting the incident to the Regulatory Authorities;
  - publishing the alleged violations and actions that have been taken; and
  - deleting or utilizing (as may be necessary) any information you published that violates the Terms and Conditions and the applicable PDAX Platform Rules.
- You understand and agree that PDAX may temporarily or permanently, modify, suspend, deactivate, freeze, or discontinue all or any part of any Services available to you at any time, with or without prior notice, if, based on its reasonable determination, such measures are necessary due to non-compliance with or breach of these Terms and Conditions, applicable PDAX Platform Rules, Privacy Policy, or any other rules and policies of the Company (including the Company's risk management policies, MLPP and KYC program and procedures), and addenda applicable to you, non-compliance with the requirements and conditions for eligibility, or c[...] Services or maintain your PDAX Account, non-[...] Laws and Rules or orders or issuances of any [...] analogous circumstances.
- You agree that we have the right to immediately suspend, freeze, deactivate or close your PDAX Account and any PDAX Accounts beneficially owned by

related persons, entities, or affiliates, freeze or lock the funds in all such PDAX Accounts, and suspend or freeze your access to the PDAX Platform and Services if we suspect any such PDAX Accounts to be in violation of, or are being used to violate, the Terms and Conditions, Privacy Policy, applicable PDAX Platform Rules, or any other rules, policies or addenda applicable to you, or any Applicable Laws and Rules. PDAX shall have the right to keep and use the transaction data or other information related to such PDAX Accounts. The above account controls may also be applied in any of the following cases:
  - the PDAX Account is subject of a governmental proceeding, criminal investigation, or other pending litigation or regulatory action;
  - we detect or are informed of illegal, irregular, or unusual activity in the PDAX Account;
  - we detect unauthorized access to the PDAX Account;
  - you commit any act or omission prohibited under these Terms and Conditions or PDAX Platform Rules, including but not limited to any breach of, misrepresentation, or any inaccuracy in your representations or warranties;
  - you withdrew from your PDAX Account any Digital Asset and/or Fiat Currency which were erroneously credited to your PDAX Account as a result of or in connection with a failed trade, as defined in the applicable Platform Rules, and you have not returned such withdrawn Digital Asset and/or Fiat Currency despite reasonable written demand;
  - you become a resident or citizen of a prohibited location, an unsupported jurisdiction, or a jurisdiction identified as an "other monitored jurisdiction" in the Financial Action Task Force and/or AMLC's list of "high-risk and other monitored jurisdictions"; or
  - we are required to do so by a valid order, request, or command by a Regulatory Authority.
- You also understand and agree that PDAX reserves the right to suspend, freeze, deactivate or close your PDAX Account or suspend, freeze, reverse or terminate the trading of specific Digital Assets in your PDAX Account if, in its reasonable opinion, after assessment and evaluation, it finds that: (i) you have not submitted any of, or fail to sufficiently comply with KYC or identification requirements that PDAX requires you to submit; (ii) you have committed any of the predicate crimes define
anti-money laundering law; or, (iii) any transac
reasonably linked to money laundering activit
illegal activity, or fraud as defined under Appl

- PDAX shall have the right to directly terminate this Agreement by closing your PDAX Account, and to permanently freeze and/or cancel the authorizations of your PDAX Account and withdraw therefrom the corresponding fees and other amounts you owe to PDAX under any of the following circumstances:
  - after PDAX terminates Services to you;
  - after a prior termination of your PDAX Account, you re-register or register in any other person's name as a User, directly or indirectly;
  - the User information that you have provided is untruthful, inaccurate, outdated, or incomplete;
  - when these Terms and Conditions, Privacy Policy, applicable PDAX Platform Rules, or any other rules, policies, or addendum applicable to you are amended, and you expressly state and notify PDAX of your unwillingness to accept the amended Agreement or rules;
  - any of your warranties fail, or your representations are or become false;
  - there is any material change in your financial, legal, or regulatory position which may adversely affect your ability to comply with your obligations under these Terms and Conditions, Privacy Policy, any applicable PDAX Platform Rules, or their respective annexes;
  - you are subject to receivership, bankruptcy, or insolvency proceedings, or make a general assignment in favor of creditors; or
  - any other circumstances where PDAX reasonably deems it should terminate the Services or your PDAX Account, including but not limited to, non-compliance with or breach of these Terms and Conditions, the Privacy Policy, applicable PDAX Platform Rules or any other rules, and policies of the Company (including the Company's risk management policies, MLPP and KYC program and procedures), and addenda applicable to you, non-compliance with the requirements and conditions for eligibility, or capacity, to avail of the Services or maintain your PDAX Account, non-compliance with Applicable Laws and Rules, and other analogous circumstances.
- You may request to close or terminate your PDAX Account at any time. You will not be charged for closing your PDAX Account. However, you will be obliged to pay and settle all outstanding amounts you owe to PDAX which can be debited and withheld from the PDAX Account To close your PDAX Account, simply reach out to PDAX through it channel. After the closure of your account, yo in to your account or access any data (includi features, Services, or benefits associated with

- If PDAX discontinues all of the Services or terminates your right to avails all of the Services or access the PDAX Platform, or if you or PDAX closes, deactivates or cancels your PDAX Account: (i) all outstanding amounts you owe to PDAX will be immediately due and demandable and must be paid, including by the withholding of the appropriate amounts from the Digital Assets and/or Fiat Currency remaining in your PDAX Account (if any); (ii) PDAX may suspend or freeze your PDAX Account and any or all related information and files in such PDAX Account without liability to you; (iii) PDAX may cancel, suspend, or freeze any open Orders or other transaction requests that are pending at the time of such discontinuation or termination; and/or (iv) PDAX may impose, at its own discretion maintenance fees, storage fees, or other fees and charges for any remaining Digital Assets or Fiat Currency contained in your PDAX Account after closure, deactivation, or cancellation of your PDAX Account.
- On termination of your PDAX Account or of this Agreement for any reason, subject to any Applicable Laws and Rules or the terms or valid order or issuance from any Regulatory Authority to which PDAX is subject, PDAX will have the sole discretion to allow access to your PDAX Account, the PDAX Platform, and the Services. It shall be entirely within PDAX's discretion to allow access to your PDAX Account for a reasonable period from notification of termination of your PDAX Account, for the exclusive purpose of transferring Digital Assets and/or Fiat Currency out of your Account and/or out of the PDAX Platform, to the extent the balance of your PDAX Account exceeds the amount of any obligation (including any outstanding maintenance, storage fees, or other fees and charges) you have to PDAX and/or the Philippine government.
- The terms of Sections 8, 9, 11, 12, 13, 14, 15, 16, 17, 18, 22, 23, 24, 25, 27, 29, 30, 31 and all other provisions of these Terms and Conditions that, by their nature or necessary implication, extend beyond the termination of your PDAX Account and of this Agreement, will survive any such termination and shall remain in full force and effect.
- Upon suspension or closure of your PDAX Account or termination of these Terms and Conditions and/or your use of the Services for any reason, PDAX has the right to require you to satisfactorily re-complete the KYC procedures set forth at Section 21 (b) prior to permitting you to transfer or withdraw Digital Assets and/or Fiat Currency from your
- PDAX reserves the right to restore your PDAX full submission of requested information; (ii) y acceptable KYC documents; (iii) your complia KYC program or procedures, these Terms and Conditions, applicable PDAX

Platform Rules, or other terms and conditions imposed by the Company; or (iv) the Company's finding that there exists no factual or legal basis to prevent the restoration of the access to your PDAX Account.

- You understand and agree that it is your sole responsibility to ensure that there are no remaining Digital Assets and/or Fiat Currency in your closed PDAX Account beyond the period given by PDAX in Section 22 (h) above, or before you request for the closure of your account. Should you fail to transfer any Digital Assets and/or Fiat Currency remaining in your closed PDAX Account, PDAX may, at its sole discretion, choose to: (i) prevent further access to such Digital Assets and/or Fiat Currency remaining in the closed PDAX Account; and (ii) preserve such remaining Digital Assets and/or Fiat Currency net of any obligations you may have to PDAX and subject to applicable fees and charges or (ii) dispose of such remaining Digital Assets and/or Fiat Currency to the fullest extent allowed under Applicable Law and Rules, including liquidation or conversion of any remaining Digital Assets to Fiat Currency, the issuance of checks in your name covering Fiat Currency remaining in your closed PDAX Account, and/or other analogous or allowed methods of disposal under Applicable Law and Rules.
- Further, you authorize PDAX to implement or execute the necessary acts and measures to be able to preserve and/or dispose of your remaining Digital Assets and Fiat Currency under this Section 22. Accordingly, you unconditionally and absolutely release, remise and perpetually discharge PDAX from any action, claim or damages arising out of or in connection with your failure to withdraw any Digital Assets or Fiat Currency in your PDAX Account. You agree not to institute any action against PDAX and to hold PDAX free and harmless from any and all claims and liabilities in connection with and/or resulting from your failure to withdraw any Digital Assets or Fiat Currency in your PDAX Account.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

DIGITAL ASSET OPERATIONS

- Software, systems, and processes
  - You understand and agree that PDAX does not own or control the software, systems, and processes, which govern the operation of Digital Assets. These are usually available under an open source license which permits anyone to use, copy, modify, and distribute them.
  - You understand that technical, commercial, governance, and other decisions made by the developers and communities supporting Digital Assets may affect their underlying value, functionality, security, and availability. PDAX takes no responsibility for such decisions.
  - You understand and agree that PDAX is not responsible for the operation of such software, systems, and processes, and makes no guarantee of their functionality, security, or availability; and that said software, systems, and processes are subject to sudden changes in operating rules, and such changes may materially affect value, function and/or the name of the Digital Asset you transacted with PDAX.
- Operating rules
  - You understand and agree that in cases of changes in operating rules, PDAX may temporarily put the PDAX Platform offline, or suspend its Service and operations, without notice, and PDAX, in its sole discretion, may subsequently configure or reconfigure its systems or decide not to support the new protocol entirely.
  - Should PDAX decide to stop supporting the new protocol, the Company shall give you an opportunity to withdraw your Digital Assets.
  - PDAX assumes no responsibility of any kind over an unsupported branch of a new protocol. The Company does not ... any functionality respecting any technica... changes made in or to any Digital Asset.
- Currency and Digital Asset Support
  - PDAX shall have the sole discretion to determine which types of Digital Assets and Fiat Currency and trading pairs will be supported for transfer,

storage, trading, sale, or other permitted activity through the Services. Support for any Digital Asset and/or trading pair may be partially or fully discontinued or terminated at any time subject to PDAX's reasonable determination based on all information available to it. PDAX does not warrant or guarantee that the PDAX Platform and/or Services will support any Digital Asset which is the subject of a fork (hard, soft, velvet, or otherwise), change in protocol or migration to another blockchain. In these situations, PDAX reserves the right not to process conversion of Digital Asset to Fiat Currency.

- You can access the PDAX Platform and avail of the Services only with respect to the specific Digital Assets and Fiat Currency authorized by PDAX to be supported for storage, trading, or transaction through the Services. The specific Digital Assets and Fiat Currency made available to you are based on the jurisdiction of which you are a citizen or resident and any other factors as may be determined by PDAX in its sole discretion.
- PDAX has the absolute discretion to, without notice and for any reason, suspend or terminate support for a Digital Asset or Fiat Currency within the Services, remove a Digital Asset or Fiat Currency from those applicable to or accessible by you, or otherwise suspend, freeze, or terminate your ability to deposit, withdraw, sell, trade, or otherwise transact in any Digital Asset or Fiat Currency. PDAX will use commercially reasonable efforts to notify you prior to taking any action that would permanently prevent you from withdrawing a particular Digital Asset or Fiat Currency from your PDAX Account. You may permanently lose your ability to access, withdraw, transfer, or otherwise deal with the affected Digital Asset or Fiat Currency if you fail or neglect to move them from your PDAX Account before your access to such Digital Asset or Fiat Currency through the Services is terminated. You release and will indemnify PDAX from any liability to you for any losses, liability or expenses related to its decision to terminate your ability to transfer, trade, or store any Digital Asset or Fiat Currency.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

PDAX TRADE AND CONVERSION SERVICES

- Trade and Conversion Services
  - You understand and agree that, in general, PDAX operates as a service provider that facilitates buying and selling of Digital Assets and merely provides a service to its Users. In certain instances, PDAX may directly buy or sell Digital Assets from or to you.
  - In the course of executing transactions, and depending on the kind of Digital Asset being traded, PDAX may: (i) operate as an exchange and match buy Orders and sell Orders on the PDAX Platform or the Order Book (as applicable); (ii) act as a Broker-Dealer for software transactions; and (iii) act as a Broker-Dealer for manual transactions.
  - Detailed terms and conditions pertaining to the placing, processing, and matching of Orders and trading activities on the PDAX Platform, especially those pertaining to item 2(i) of this Section 24(a), are described in the Exchange Rules.
  - Detailed terms and conditions when PDAX acts as a Broker-Dealer under item 2(ii) of this Section 24(a) are described in the Software Broker-Dealer Rules.
  - Detailed terms and conditions when PDAX acts as a Broker-Dealer under item 2(iii) of this Section 24(a) are described in the Manual Broker-Dealer Rules. You will only be able to avail of Services under Section 2(iii) with the special permission of PDAX.
- Provisions common to transactions under Exchange Rules, Software Broker-Dealer Rules, and Manual Broker-Dealer Rules
  - PDAX may categorize Orders, and add or remove any category of Orders, and any such Order types will be automat and Conditions from the date that such C
  - Once submitted to PDAX, an Order canno reversed or amended by the User.
  - The User acknowledges and agrees that it bears sole responsibility and risk in relation to Orders and transactions. PDAX shall have no

responsibility for any errors that occur in relation to Orders or transactions which arise as a result of the actions or omissions of the User or any other party.

- A confirmed transaction is evidenced by a transaction receipt, which is proof of the acceptance by PDAX of an Order, and execution of an Order. When a transaction receipt is issued, it shall serve as the definitive evidence of the terms of the transaction, even if the terms are the result of error or inaccuracy on the part of the User or any other party.
- The User acknowledges and agrees that each transaction shall constitute a binding contract that the User cannot withdraw, reverse, cancel, or amend, even if the transaction is the result of error or inaccuracy on the part of the User or any other party.
- PDAX provides no guarantee that any Order can be filled in its entirety.
- The User acknowledges and agrees that Orders or transactions submitted under or created by the use of the Services may be subject to risk controls, which include risk limits, risk tolerances and credit limits imposed by PDAX from time to time. The risk controls may be general or specific to the User, may apply to all Digital Assets or only certain Digital Assets, and at all times are imposed, amended, maintained or removed at the sole discretion of PDAX without prior notice to the User. PDAX may reject, cancel, reverse or amend any Order or transaction (to the extent possible) that, in its sole discretion, breaches or may breach a risk control. PDAX shall have no liability to the User for any losses or damages incurred by the User in connection with Orders or transaction (to the extent possible) which are rejected, cancelled, reversed or amended by PDAX in circumstances where such Orders or transaction breach or are reasonably likely to breach a risk control. The User agrees that it will cooperate with PDAX and supply all information and data that PDAX considers reasonably necessary to set appropriate risk controls with respect to the provision of the Services to the User.
- PDAX reserves the right to treat a transaction as void from the beginning and to take steps to reverse the transaction when any of the following circumstances is present:
  - the prices are improperly obtained;
  - the prices are expressed as indicative or conditional;
  - the prices contain an error;
  - a transaction breaches or causes the Conditions, PDAX Platform Rules, and including risk control policies;
  - an Extraordinary Event has occurred;

- the User uses a software or application not approved by PDAX, to access the Services or the PDAX Platform;
        - the transaction, the crediting of Digital Assets or Fiat Currency, or the debiting of Digital Assets or Fiat Currency, were made erroneously; or
        - a transaction violates Applicable Laws and Rules, or issuances or orders promulgated by Regulatory Authorities.
    - The User shall indemnify and hold PDAX harmless from and against any and all losses, injuries, costs, and expenses in connection with, or arising from, any act taken by PDAX under the previous Section. PDAX will notify the User, whether before or after the execution of a transaction, should it decide to take any action in relation to a transaction under the previous Section.
    - PDAX may make such changes, conversions, adjustments or modifications to the settlement, payment, or other terms of any transaction in good faith having regard to relevant market practice as appropriate to preserve the economic terms of such transaction or to ensure that the terms of such transaction match with the terms of any hedging transaction or market practices, as a result of disrupting events, including market disruptions, settlement disruptions, changes in law, market illiquidity, and any adjustments and modifications to any Digital Asset, including the occurrence of Extraordinary Events such as a disruption event or other events that have a diluting or concentrative effect on the theoretical value of the relevant Digital Asset, taking into account any considerations PDAX reasonably regards as relevant, including tax considerations.
    - If an Extraordinary Event has occurred, PDAX may, in its sole and absolute discretion, make such adjustments to the exercise, settlement, payment, or any other terms of the transaction as PDAX may reasonably consider appropriate which adjustments may include, but shall not limited to:
        - cancelling the transaction and calculating any payment due to or from the User based on the closing prices as PDAX reasonably deems to be appropriate other than in the case of an error that PDAX reasonably believes to be obvious or palpable, including, but not limited to, exaggerated quantities or r
("manifest error"), in which case no fu
be due between the Parties;
        - adjusting any margin requirements ap

- suspending, freezing, or otherwise modifying the transaction to the extent that the Extraordinary Event makes it impossible or impracticable for PDAX to comply with the terms thereof.
- Reviewing Orders
  - You also acknowledge that PDAX reserves the right to require all Orders or transactions to complete automated compliance checks.
  - If your Order is flagged for review due to fraud, illicit activities linked to money laundering, financing of terrorism, any predicate crime defined under the AMLA, or any other unlawful or prohibited act, it will undergo manual compliance review and approval. PDAX may require confirmation of your Order through a telephone call or other forms of authentication prior to the execution of such Order.
  - PDAX shall not be liable for any delay arising from a flagged Order and it also reserves its right to cancel any flagged order.
- Cancelling Orders The terms and conditions for the cancellation of Orders are set forth in the relevant PDAX Platform Rules applicable to you. PDAX reserves the right to reject any cancellation request related to the Order you have submitted.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

STORAGE, DEPOSITS, AND WITHDRAWALS OF DIGITAL ASSETS AND FIAT CURRENCIES

- Digital Assets
  - Subject to Applicable Laws and Rules, you may elect to use the PDAX Platform to store or keep your Digital Assets temporarily until such time you transfer it to designated Digital Asset wallet or Third Party Account. You can receive, hold, and transfer Digital Assets to, in, and from your PDAX Account to a custodial or non-custodial wallet that you designate. PDAX bears no responsibility or liability for: (i) the management and security of any wallet that you designate; and (ii) the failure of any transfer of Digital Assets between your PDAX Account and your designated wallet or Third Party Account. You are solely responsible for your use of any wallet, Third Party account or any external Digital Asset address and you represent and warrant that you will comply with all terms and conditions applicable to any wallet that you use to transfer Digital Assets to or from your PDAX Account (if any).
  - The Digital Assets that are reflected in your PDAX Account balance at any time will be located at Digital Asset addresses owned by PDAX. Title to Digital Assets that you legally own shall at all times remain with you and shall not transfer to PDAX. As the owner of such Digital Assets, you shall bear all risk of loss of such Digital Assets. PDAX shall have no liability for Digital Asset value fluctuations or loss.
  - PDAX may hold your Digital Assets together with PDAX's own Digital Assets and those of other Users. Although PDAX maintains separate ledgers for User accounts and accounts held by PDAX for its own benefit, PDAX shall have no obligation to segregat
    Digital Assets owned by you from Digital A
    by PDAX. PDAX may elect to segregate th
    its own discretion. You recognize and agre
    internal configurations of blockchain addresses and wallet segregations,

as may be necessitated by the improvement, maintenance, or development of the PDAX Platform.

- PDAX stores and manages the Digital Asset private keys associated with Digital Asset addresses connected to your PDAX Account, which are necessary for Digital Asset transactions to be approved. You will not have access to such private keys. PDAX may store such private keys and related information in a combination of online and offline storage. You acknowledge that the retrieval of information from offline storage may delay the initiation or execution of transactions through the Services.
- PDAX shall have policies in place to ensure security and protection on the PDAX Platform. However, you understand and agree that using the PDAX Platform to store your Digital Assets and Fiat Currencies entails inherent and residual risks that may result in potential loss of stored assets. PDAX shall not be liable for any loss or damage arising from these risks.
- Furthermore, you acknowledge that PDAX has not encouraged you, for security reasons, to keep Digital Assets in the PDAX Platform except in order to fund or fulfill transaction obligations. You acknowledge that you are leaving and storing your assets within the PDAX Platform at your own risk. You acknowledge that PDAX may hire third-party service providers for the purpose of providing wallet or custodial services, subject to applicable guidelines (if any). PDAX does not guarantee the continuous, accurate, and good faith performance of these third-party service providers of their wallet, custodial, and other obligations. PDAX shall not be liable to you for any losses arising from third-party service providers' bad faith, actions, fault, misconduct or negligence, service failure, entering into bankruptcy or litigation, or any of their actions, inactions, or commercial decisions.
- PDAX reserves the right to charge maintenance or storage fees.
- Subject to availability of the Services and the limitations described in these Terms and Conditions, the PDAX Platform Rules, the inherent features of the PDAX Platform, and the inherent features of specific Digital Assets and their respective blockchains:
    - You may initiate a deposit to your PDAX Account of any Digital Asset supported by the PDAX Platform. To initiate a deposit, you must transfer the applicable Digital Assets Digital Asset address designated by P completion and confirmation of such the Digital Assets will be credited to y

- You may request a transfer of Digital Assets from your PDAX Account to an external address or Third Party Account by submitting the prescribed withdrawal request. Subject to any other limits set by PDAX in its sound discretion, the maximum amount of a particular Digital Asset that you may transfer from your PDAX Account to an external address or Third Party Account at any given time is the amount by which the balance of such Digital Asset in your Account exceeds your minimum required balance, as described in paragraph 25(c)(4).

- You are solely responsible for ensuring that: (i) each transfer you initiate using the Services complies with all requirements imposed by PDAX, relevant third parties, and the applicable rules of the Digital Asset; (ii) the Digital Asset address to which any Digital Assets are to be transferred is properly formatted and suitable for the type of Digital Asset being transferred; and (iii) there are no errors in any of the transfer instructions you provide using the Services. The Digital Assets you attempt to transfer may be permanently lost upon your failure to comply with any of the preceding requirements and you expressly assume such risk for which you shall hold the PDAX Group free and harmless.
- You may permanently lose any Digital Assets that you attempt to transfer to your PDAX Account if it is not a PDAX-supported Digital Asset. PDAX will not be liable if you lose Digital Assets due to any such attempted transfer or due to your transfer of Digital Assets to a Digital Asset address other than that which PDAX has specified. You hereby release PDAX from any obligation to attempt to retrieve Digital Assets sent to an incorrect Digital Asset address.
- PDAX is not able to reverse any transfers and will not have any responsibility or liability if you have provided a Digital Asset address for the transfer that is incorrect, improperly formatted, erroneous, or intended for a different type of Digital Asset. You understand and agree that PDAX shall not be liable for loss or damage caused by transferring your Digital Asset to a wrong wallet address, cross-chain transfers, or any erroneously transferred Digital Asset.
- PDAX makes no warranty, representation, or guarantee regarding the amount of time it may take to complete any transfer of Digital Assets. The processing and completion time for each
party actions that are beyond the control
information from offline storage, confirma
underlying blockchain or network, and oth
agree that high volume or large withdrawals may not always be

immediately available. Such transactions are subject to availability of funds of third-party service providers, banks, and the asset storage policy of PDAX, and as such, PDAX or any third-party service provider may require you to wait or set an appointment in order to withdraw your Digital Assets.

- You acknowledge and accept PDAX's sole discretion to refuse, cancel, block, or reverse any transfer request, Order, or other transaction request you submit or authorize via the Services, impose limits on the amounts of deposits, withdrawals, transfers, Trades, or other transactions involving Fiat Currency or Digital Assets that you may complete on a daily or other periodic basis, or impose any other conditions or restrictions upon your use of the Services, including the authority to limit the amount of Fiat Currency and/ or Digital Assets you may transfer out of your PDAX Account based on the type of your PDAX Account; or to restrict withdrawals or limit or cancel trading activities if the Company reasonably suspects fraud, impaired capacity, illegal or inappropriate activity, or if PDAX has a reasonable basis to believe that your ownership of some or all of the Digital Assets in your PDAX Account is in dispute.
- You cannot create any pledge, mortgage, security, or encumbrance over any Digital Asset in your PDAX Account without PDAX's express prior approval in writing.
- You agree to indemnify and hold harmless the PDAX Group from and against any claim, demand, lawsuit, action, proceeding, investigation, liability, damage, loss, cost, or expense, including attorneys' fees, fines or penalties imposed by any regulatory authority arising from your designation or use of and the transfer of Digital Assets to and from your PDAX Account to your wallet or an external Digital Asset address.

- Fiat Currency
  - You understand and agree that PDAX has third-party service providers or different payment channels such as, but not limited to, banks, remittance centers, or other facilities capable of disbursing Fiat Currency.
  - PDAX does not own any of these third-party service providers and only has a client-service provider relationship. As such, the Company has no control over the requirements that these service providers may set to process encashments or transfer and receipt of Fiat Currency.
  - You authorize PDAX to use these channel
to withdraw or return your Fiat Currency.
for any damage or loss arising from your t
channels.

- You understand and agree that high volume or large withdrawals may not always be immediately available. Such transactions are subject to availability of funds of the third-party service providers, banks, and the asset storage policy of the PDAX, and as such, PDAX or any third-party service provider may require you to wait or set an appointment in order to withdraw your Fiat Currency.
- You understand and agree that PDAX shall not be liable for loss or damage caused by transferring your Fiat Currency to a wrong Third Party Account or any erroneously transferred Fiat Currency. PDAX is not able to reverse any transfers and will not have any responsibility or liability if you have provided account details for the transfer that is incorrect, improperly formatted, or erroneous.
- You shall be subject to the total cash-in and cash-out transaction limits (daily, monthly, and annual limit) applicable to your particular account tier. Users can have all or part of the withdrawable amount in their PDAX Account returned to them, which is the amount in excess of the minimum required balance and unrealized losses. However, Users cannot request withdrawal if the withdrawable amount is less than the withdrawal fee or charges applicable to such withdrawal.

- Cashing-In and Cashing-Out of Fiat Currency
  - You or a third party can cash-in your Fiat Currency by transferring them to PDAX through Third Party Accounts, over the counter deposits, manual transfer methods with corresponding transmittal of proof of deposit, or such other means of cashing in as may be permitted by PDAX in the future.
  - PDAX bears no responsibility or liability for: (i) the management and security of any Third Party Accounts or other modes of cashing in and out; (ii) the failure of any transfer of Fiat Currency between your PDAX Account and Third Party Accounts, if such transaction is not supported either by PDAX or the Third Party Accounts; and (iii) the failure of other modes of cashing in and out. You are solely responsible for your or a third party's use of any Third Party Account or other modes of cashing in or your use of a Third Party Account and other modes of cashing out. You represent and warrant that you or a third party, if applicable, will comply with all Applicable Laws and Rules, and the terms and conditions applicable to any Third Party Account or o out that you may be used to transfer Fiat Account.
  - Subject to the limitations described in the you or a third party may initiate a transfer of Fiat Currency from a verified

Third Party Account to your PDAX Account at any time; and (ii) you may initiate a transfer of Fiat Currency from your PDAX Account to a verified Third Party Account at any time. You hereby authorize PDAX: (a) to transfer the amount of Fiat Currency specified by you from your PDAX Account to the Third Party Account you specify upon your submission of such transfer request via the Services; and (b) to deduct any fees applicable to such transfer that are charged by PDAX or its third-party service providers from such transferred amount.

  - You are required to maintain in your PDAX Account a sufficient minimum required balance of the applicable Digital Assets and/or Fiat Currency to satisfy any open Orders, maintenance margin (as described in the applicable PDAX Platform Rules), and applicable fees, and such other obligations or liabilities to PDAX.
  - Subject to any other limits set by PDAX in its discretion, the maximum amount of a particular type of Fiat Currency that you may transfer from your PDAX Account is the amount by which the balance of such Fiat Currency in your PDAX Account exceeds your minimum required balance.
  - The processing time required for the transfer of Fiat Currency to or from your PDAX Account may depend on third parties responsible for maintaining the applicable Third Party Accounts, other cash-in and cash-out channels, and other factors. PDAX does not guarantee or warrant the period of time for the transfer to/from and availability of the Fiat Currency in your PDAX Account, or your Third Party Accounts, or other cash-in and cash-out channels, as applicable.

- Relationship You understand and agree that the use and concept of "deposit" in these Terms and Conditions and as applied to your act of placing Digital Assets and/or Fiat Currency on the PDAX Platform for credit to your PDAX Account and for purpose of funding your Orders is in the generic sense and does not give rise to a legal deposit under the Civil Code of the Philippines, banking laws, or any other statute, regulation, or jurisprudence, nor does it give rise to a trust relationship, both expressly or impliedly. You expressly agree that PDAX does not hold Digital Assets and/or Fiat Currency in the PDAX Platform in trust for you, and that PDAX does not have the legal obligations of a trustee, or any other fiduciary relationship. There is no relationship of principal to agent, employer to [illegible] venture between PDAX and the User, and the [illegible] officers, employees, agents, representatives a[illegible] supervision, control or employ, including their [illegible] legal relationship only between PDAX and the User. PDAX shall have no

relationship with the User's clients, if any, whether in law or equity. PDAX shall not have the obligations of a trustee, whether expressly or impliedly, with the User's clients, if any.

- Suspension of Withdrawals PDAX may temporarily suspend or freeze withdrawals of Digital Assets and Fiat Currency, if necessitated by an Extraordinary Event, market conditions, financial volatility, or measures taken by PDAX to ensure its survival and continuing operations.
- Payout Services If PDAX permits you to avail of Payout Services, you shall be bound by the Payout Rules. As such, all provisions of these Terms and Conditions limiting withdrawal of Digital Assets to wallets that you own, and limiting cashing-out of Fiat Currency to Third Party Accounts that you own, are superseded by the Mass Payout Rules.
- Remittance If PDAX permits you to avail of remittance Services, you shall be bound by the Remittance Rules.
- Liquidity
  - HQLA. You give PDAX your free, full, and unqualified consent to safekeep your
  - Fiat Currency on a 1:1 ratio as high-quality liquid assets (HQLA), as defined by the BASEL III Framework on Liquidity Standards issued by the BSP (https://morb.bsp.gov.ph/appendix-72), including cash in bank, time deposits, bills, and bonds with a maturity of less than one (1) year. Any income arising from the safekeeping of your deposits as HQLA shall belong to PDAX. Fiat Currency-backed Stablecoins. You give PDAX your free, full, and unqualified consent to safekeep your Fiat Currency-backed stablecoins (e.g., USDC, USDT etc.), as PDAX may deem necessary, either by an equivalent amount of the underlying Fiat Currency (e.g., USDC with USD) held in deposit, or an equivalent amount of underlying Fiat Currency-denominated assets held in reserve. In this connection, you understand, agree and authorize PDAX to periodically redeem the Fiat Currency-backed stablecoins held in PDAX custody provided that total holdings of Fiat Currency by PDAX are sufficient or in excess of Fiat Currency-backed stablecoin. Any income arising from the safekeeping of Fiat Currency-backed stablecoins in accordance with this provision shall belong to PDAX.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

PDAX PLATFORM AVAILABILITY AND ACCURACY

- Access to the Services and/or the PDAX Platform may become limited, delayed, or unavailable during times of significant volatility or volume. This could accordingly result in limitations on access to your PDAX Account and/or the Services, support response time delays, and limitations on your ability to initiate or complete Orders and transactions.
- PDAX cannot and does not guarantee or warrant that the PDAX Platform and the Services will be continuously available or be free from interruption and that all Orders will be accepted, recorded, remain open, filled, or executed, or that your PDAX Account will be accessible at all times.
- Our customer support response times may be significantly delayed from time to time. Under no circumstances shall PDAX be liable for any alleged damages arising from service interruptions, delays in processing transactions, or delays in or lack of timely response from customer support.
- PDAX does not warrant or guarantee that the PDAX Platform, and its contents and information will always be entirely accurate, complete or current, and/or entirely free of technical inaccuracies or typographical errors. PDAX reserves the right, to the extent permitted by Applicable Laws and Rules, to change or update the information on the PDAX Platform from time to time without notice, including without limitation information regarding our policies, procedures, and the Services. It is therefore incumbent on the Users to verify all information before relying on it, and all decisions based on information contained on the PDAX Platform are your sole responsibility, for which you hold PDAX free and harmless.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

APPLICABLE FEES AND CHARGES

- You understand and agree that PDAX reserves the right to charge you fees for any service, product, account maintenance, storage and other chargeable fees, such as, but not limited to, conversion fees, cash-out fees, cash-in fees, trading fees, and the like.
- You acknowledge that the table of fees and other fees displayed on the PDAX Platform, unless a different agreement pertaining to fees is provided or made available to you by PDAX. PDAX reserves the right to change the rates at its own discretion and as it deems necessary which will apply prospectively to any Trades and/or Services that are completed or performed after the effective date of such updated fees.
- You further understand and agree to pay all the fees incurred related to the use of the PDAX Platform and its Services and hereby expressly authorize PDAX to debit your PDAX Account for purposes of satisfying any outstanding fees. PDAX shall also withhold necessary fees or charges, if any are so required to be withheld, that the government may require, such as but not limited to withholding taxes and any other applicable taxes. Gas fees and other blockchain fees, if any, shall be for your account. PDAX may increase fees, and to pass-on taxes to the User as to the fullest extent allowed by Applicable Laws and Rules.
- If you signed up for a PDAX Account through a Partner Platform, the Partner may charge fees other than those charged by PDAX. These fees are solely between you and the Partner. PDAX may charge fees different from those charged in regular, non-Partner accounts, which will be made known to you before you are charged.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

1. DEFINITION OF TERMS

2. BINDING EFFECT

3. AMENDMENTS AND REVISIONS

4. ADDENDA TO THESE TERMS AND CONDITIONS

5. REGISTRATION

6. ACCEPTABLE USE POLICY

7. ADHERENCE TO APPLICABLE PLATFORM RULES

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

PROHIBITED TRANSACTIONS

You understand and agree that PDAX will not allow PDAX Account opening, transactions, Orders, or any activity involved in or relating directly or indirectly with the following:

- fraud or any false, deceptive, inaccurate, or misleading information about Digital Assets, its users, or third parties for pecuniary gains or other ends;
- investment schemes, pyramid schemes, ponzi schemes, illegal networking, deceptive charity schemes, multi-level marketing programs, scams, or other similar schemes;
- prohibited drugs, illegal narcotics, controlled substances, or other similar substances that may present public health risk;
- illegal gambling, illegal lotteries, informal casinos, and other forms of unlawful games of chance and speculation;
- weapons sales and sales of unlicensed firearms;
- adult services and media, prostitution, sale of illegal pornographic materials, or any form of human trafficking;
- unauthorized financial institutions, unlicensed money service business, unlicensed financial services, unlicensed investment houses/ securities brokers, and other/similar unregulated financial operations;
- stolen goods including digital or virtual goods, or any goods or funds to which the holder or seller does not have clear legal title;
- items that infringe on intellectual property rights, including trademark, copyright, privacy or proprietary right, as well as selling or facilitating sales of counterfeit, unauthorized goods, or other related activities;
- shell companies, or entities that appear to have no clear or genuine business purpose or otherwise designed to operate for they purport to operate;
- bearer share entities, persons transacting on transactions in relation to entities which the i owners are not known, and in which ownership stakes are freely alienable;

- high risk entities, or any individual, or group of individuals deemed to pose high risk to PDAX, its customers, or other third-parties;
- violent acts toward self or others, or activities or items that encourage, promote, facilitate of instruct others to do the same;
- coercion, extortion, blackmail, or any forceful effort to induce consent;
- transactions originating from high risk territories declared as such by the Philippine government, other sovereign states, or internationally recognized organizations;
- transactions originating from territories involved in terrorism or known to have active terrorist activities;
- transactions from individuals known or deemed to be involved with terrorism, money laundering, or any transnational crimes;
- activity that could interfere with, disrupt, disadvantage, violate or infringe on the legal rights of, or inhibit other Users from utilizing the Services; or use or attempt to use another User's account without authorization;
- activities that harvest or otherwise collect any contact or other information about other Users or third parties without proper consent or post or distribute content containing private or personal information of any third party;
- unlawful or improper activity that assists in the violation of any law, statute, ordinance, or regulation; or pay for, support, or engage in any illegal gambling activities, fraud, theft, swindling, money laundering, terrorist activities, tax evasion, or other illegal activities;
- store, transfer, or otherwise use pricing or historical pricing or trading data made available through the Services for any purpose other than your personal non-commercial use, or sell any such data for any purpose, except as expressly permitted in writing by PDAX;
- post content or communications that in PDAX's sole discretion are libelous, defamatory, profane, obscene, pornographic, sexually explicit, indecent, lewd, vulgar, harassing, hateful, threatening, offensive, discriminatory, abusive, inflammatory, fraudulent, or deceptive; contain unsolicited promotions, political campaigning, or commercial messages; or otherwise are inappropriate;
- engage in any activity that could damage, disable, overburden, or adversely affect the functioning of the Services in any manner; or introduce to the Services any malware, virus, or other harmful
- engage in any other conduct that is detrimen or cause injury to, or attempt to harm PDAX, a
- engage in any other prohibited activities set f cause a violation of, these Terms and Conditions, the Privacy Policy, the

Trading Rules, or any other rules or policies of PDAX;

- other similar Transactions deemed risky by PDAX;
- transactions violating laws, rules and guidelines set by the United States of America;
- dark web transactions and direct transfers to Digital Asset mixers; and
- other businesses, and activities subsequently prohibited by any Regulatory Authority.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

1. DEFINITION OF TERMS

2. BINDING EFFECT

3. AMENDMENTS AND REVISIONS

4. ADDENDA TO THESE TERMS AND CONDITIONS

5. REGISTRATION

6. ACCEPTABLE USE POLICY

7. ADHERENCE TO APPLICABLE PLATFORM RULES

8. ASSUMPTION OF RISK

13. CONFIDENTIALITY AND DISCLOSURE OF INFORMATION

14. DATA PRIVACY

15. INTELLECTUAL PROPERTY PROTECTION

16. COMPLAINTS, DISPUTES, AND JUDICIAL RECOURSE

17. LIMITATION OF LIABILITY

18. INDEMNITY

19. NO FIDUCIARY RELATIONSHIP OR INVESTMENT ADVICE

20. DIGITAL ASSETS

21. ACCOUNT OPENING AND MAINTENANCE

22. ACCOUNT SUSPENSION, TERMINATION, AND CLOSURE

23. DIGITAL ASSET OPERATIONS

24. PDAX TRADE AND CONVERSION SERVICES

25. STORAGE, DEPOSITS, AND WITHDRAWALS OF DIGITAL ASSETS AND FIAT CURRENCIES

26. PDAX PLATFORM AVAILABILITY AND ACCURACY

27. APPLICABLE FEES AND CHARGES

28. PROHIBITED TRANSACTIONS

29. MISCELLANEOUS PROVISIONS

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

MISCELLANEOUS PROVISIONS

- Error Correction Without prejudice to any other provision of these Terms and Conditions, the Trading Rules, applicable PDAX Platform Rules, or any other rules and policies of PDAX, PDAX reserves the right to correct, reverse, or cancel any Order, Trade, transfer, or other transaction or activity caused or affected by any error or abnormality, whether such error or abnormality was caused by you, PDAX, or a third party or is due to technical issues, system or system design issues, operational issues, software failure, human error, crime, or otherwise. You hereby authorize PDAX to make any such correction, reversal, or cancellation at its sole discretion. PDAX does not warrant or guarantee that any such attempt will be successful and will have no responsibility or liability for such error(s) or any correction attempt(s). If a Trade or transaction results from an error, including erroneous price quotes, erroneous price quantities, and glitch Orders, and you transfer Digital Assets or Fiat Currency resulting from the error outside the PDAX Platform, PDAX shall, in addition to the rights under the previous paragraph, and if you fail to comply with PDAX's demand to return the Digital Assets or Fiat Currency, have the right to charge a penalty in the amount of five percent (5%) of the unreturned Digital Asset or Fiat Currency per day.
- Assignability You may not assign or transfer any right to use the Services or any of your rights or obligations under this Agreement without PDAX's prior written consent, including by marriage, succession, or operation of law. PDAX shall have the right to assign or transfer any or all of its rights or obligations under these Terms and Conditions, in whole or in part, without notice or obtaining your consent or approval, provided, however, that if PDAX reasonably determines that the assignment m
PDAX will exert reasonable efforts to notify th
consent.
- Force Majeure PDAX will not be liable for any
or any loss or damage that you may incur, that is due to any Extraordinary Event including any circumstance or event beyond its control, including

without limitation any flood, extraordinary weather conditions, earthquake, fire, or other act of God, epidemic, pandemic, war, insurrection, riot, labor dispute, accident, action of government, communications interruption, power failure, equipment, server, internet, or software malfunction, security breach or cyberattack, failure of interconnecting and operating systems, criminal acts, market movement, shift, or volatility, or a change in the underlying technology of a particular Digital Asset.

- Unlawful Possession If PDAX receives credible notice and/or evidence that you do not have legal title to and/or possession/custody of any Digital Asset or Fiat Currency held in your PDAX Account, you acknowledge and accept that PDAX has the sole discretion and prerogative to place an administrative hold on the Digital Assets or Fiat Currency in question. PDAX has the exclusive option to maintain such hold until the dispute has been finally resolved and satisfactory and suitable evidence of the resolution has been provided to PDAX. PDAX will not become involved in any such dispute or the resolution of the dispute. You shall have no, and you expressly waive any, claim or cause of action against PDAX for your inability to withdraw Digital Assets or Fiat Currency, execute Trades, or otherwise use the Services while such hold is in place or for any other consequences of implementing such hold.
- Downtime PDAX reserves the right to close the PDAX Platform to the public, or suspend access to the Services in case of outages, system maintenance whether scheduled or made necessary by emergency technical difficulties, such occurrences which in PDAX's sole discretion, present risks to the PDAX Platform or its Users, or such other instance when it is desirable to do so for the smooth operations of the PDAX Platform. PDAX may use commercially reasonable procedures to notify you of any Downtime.
- Third-party Service Providers PDAX may, in accordance with and as may be allowed by Applicable Laws and Rules, and without notice to or consent from the User, engage the service of an affiliate, third-party, or a subcontractor in performing any obligation, task, or process under these Terms and Conditions.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

1. DEFINITION OF TERMS

2. BINDING EFFECT

3. AMENDMENTS AND REVISIONS

4. ADDENDA TO THESE TERMS AND CONDITIONS

5. REGISTRATION

6. ACCEPTABLE USE POLICY

7. ADHERENCE TO APPLICABLE PLATFORM RULES

BREACH OF CONTRACT

In case of any actual, potential, or perceived breach or violation of these Terms and Conditions, the Privacy Policy, applicable PDAX Platform Rules, any Applicable Laws and Rules, including any addenda, PDAX reserves the right to take any action that may be reasonably necessary to remedy, prevent, stop, or mitigate the breach or violation. These may include, without limitation, (a) deletion of information you have transmitted, (b) deactivation, suspension or cancellation of your PDAX Account, (c) confiscation, holding, and freezing of Digital Assets or Fiat Currency in your PDAX Account, and/or (d) refusal, cancellation, or reversal of any Order or transaction. You hereby agree and accept that PDAX will not be responsible or liable for any loss or damage you incur as a result of an action which PDAX may accordingly take in good faith pursuant to this Section 30.

You understand and agree that a breach may cause grave and irreparable injury to PDAX. Accordingly, PDAX may apply for a temporary restraining order, writ of preliminary injunction, writ of preliminary mandatory injunction, or other provisional and interim reliefs for the protection of its interests.

Each of PDAX's rights and remedies prescribed in these Terms and Conditions is in addition to, and not in lieu of, any other rights or remedies available to PDAX under any other agreement or any of its integral parts, under statute, at law, or by rule or regulation.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

8. ASSUMPTION OF RISK

9. GOVERNING LAWS

14. DATA PRIVACY

15. INTELLECTUAL PROPERTY PROTECTION

16. COMPLAINTS, DISPUTES, AND JUDICIAL RECOURSE

17. LIMITATION OF LIABILITY

18. INDEMNITY

19. NO FIDUCIARY RELATIONSHIP OR INVESTMENT ADVICE

20. DIGITAL ASSETS

21. ACCOUNT OPENING AND MAINTENANCE

22. ACCOUNT SUSPENSION, TERMINATION, AND CLOSURE

23. DIGITAL ASSET OPERATIONS

24. PDAX TRADE AND CONVERSION SERVICES

25. STORAGE, DEPOSITS, AND WITHDRAWALS OF DIGITAL ASSETS AND FIAT CURRENCIES

26. PDAX PLATFORM AVAILABILITY AND ACCURACY

27. APPLICABLE FEES AND CHARGES

28. PROHIBITED TRANSACTIONS

29. MISCELLANEOUS PROVISIONS

NO WAIVER

If we delay exercising or fail to exercise or enforce any right or interest available to us under these Terms, such delay or failure does not constitute a waiver of that right or any other rights under these Terms and Conditions or applicable PDAX Platform Rules.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

8. ASSUMPTION OF RISK

9. GOVERNING LAWS

14. DATA PRIVACY

15. INTELLECTUAL PROPERTY PROTECTION

16. COMPLAINTS, DISPUTES, AND JUDICIAL RECOURSE

17. LIMITATION OF LIABILITY

18. INDEMNITY

19. NO FIDUCIARY RELATIONSHIP OR INVESTMENT ADVICE

20. DIGITAL ASSETS

21. ACCOUNT OPENING AND MAINTENANCE

22. ACCOUNT SUSPENSION, TERMINATION, AND CLOSURE

23. DIGITAL ASSET OPERATIONS

24. PDAX TRADE AND CONVERSION SERVICES

25. STORAGE, DEPOSITS, AND WITHDRAWALS OF DIGITAL ASSETS AND FIAT CURRENCIES

26. PDAX PLATFORM AVAILABILITY AND ACCURACY

27. APPLICABLE FEES AND CHARGES

28. PROHIBITED TRANSACTIONS

29. MISCELLANEOUS PROVISIONS

SEVERABILITY

If any provision of these Terms and Conditions (or applicable PDAX Platform Rules) is declared or found to be unenforceable, illegal, void, or otherwise ineffectual, then that provision shall be deemed removed from these Terms and Conditions (or applicable PDAX Platform Rules) without affecting the validity, efficacy, and enforceability of all the other provisions.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

FAIR DEALING AND TREATMENT

- Pursuant to and in compliance with the relevant rules and regulations of the BSP, PDAX is committed to upholding the integrity and transparency of transactions on the PDAX Platform, and fair and reasonable treatment of its Users. By protecting the interests of the Users and the market in general, PDAX aims to foster the User's high confidence in Digital Asset transactions.
- PDAX outlines its consumer protection guidelines in relation to the needs of financial consumers and hereby puts in place the following charter:
  - We commit to fairness as part of organizational culture and values.
    - All employees will practice fairness and reasonableness in internal and inter-departmental dealings as well as interactions and dealings with Users.
    - We will avoid activities that are and may potentially give rise to a conflict of interest or be perceived as constituting a conflict of interest, including assessing the potential conflict on a Company level down to the individual staff level.
    - We will implement rules and policies for employee trading, as the need arises, which will include, among others, an obligation of full disclosure of any foreseen conflict of interest by an employee to PDAX's Risk Management Department.
    - We will train relevant staff attending to User/customer needs in providing quality and timely response and information to ensure proper action and feedback.
    - We will take all valid and reasonable customer feedback and relay it to appropriate departments and related staff for continuous improvement.
  - We commit to fairness and integrity in tra PDAX Platform.
    - We will match User Orders with the b the PDAX Platform or the Order Book (as applicable).

- We will display fees related to Trades and transactions, Digital Asset deposit and withdrawal, and other services as part of informing Users of the corresponding fees before Users confirm the activity.
- We will implement employee trading policies, as the need arises, and in accordance with applicable BSP and other regulatory requirements.

- We commit to fairness in communication.
  - We will provide Users with, as far as practicable, real-time information about their PDAX Accounts, including account balance and the value of their Digital Assets and Fiat Currency.
  - We will provide Users with relevant information on PDAX products and Services.
  - We will ensure that these Terms and Conditions, the Privacy Policy, applicable PDAX Platform Rules, addenda, and other applicable documents, rules and regulations, are accessible and the guidelines set out in these documents are in plain language as much as possible so Users understand their rights and responsibilities.
  - We will ensure that marketing and advertising materials and activities do not make false or misleading claims that would improperly influence the User's decision.
  - We will put forth a disclosure to Users about the risks of trading, which can be located on the PDAX Platform and these Terms and Conditions.
- We commit to fairness in handling User feedback, complaints, and claims.
  - We will listen and be understanding of the valid concerns raised by our Users.
  - We will be fair, unbiased, and thorough in our investigations, take feedback into consideration, and if appropriate, apply preventive actions.
  - We will act and respond in a timely manner with relevant information and be fair, reasonable, and transparent as warranted by the established attendant circumstances. Depending on the severity of the situation, we shall provide the basis for the decision made, in so far as permitted by laws and regulations on confidentiality,.
  - We will monitor the quality of response handling by responsible staff and constantly review concerns being applicable.
  - We denounce the employment of abu practices. We shall only resort to lega

any claims which may be related to our Users, and shall observe good faith and fair dealing at all times.

- As PDAX champions fair and transparent dealing and trading, suspicious trading activities, including but not limited to market manipulation and prohibited trading activities including those indicated under Section 8 of the Exchange Rules, will not be tolerated, will be reported to the relevant authorities, and made subject to appropriate action.

AGREEMENT, WHETHER WRITTEN OR ORAL, WHETHER FROM PDAX, ITS AFFILIATES, OR ANY OTHER PARTY, WITH RESPECT TO YOUR USE AND ACCESS OF THE PDAX PLATFORM AND SERVICES.

These Terms and Conditions are entered into by you ("you" or the "User") and Philippine Digital Asset Exchange (PDAX), Inc. (formerly, FYNTEGRATE INC.; hereinafter referred to as "PDAX", "Company", "we", and/or "our"), a corporation duly organized and existing under the laws of the Republic of the Philippines with office address at 31st Floor, Robinsons Cyberscape Gamma, Topaz and Ruby Roads, Pasig City, Metro Manila, Philippines.

PDAX is licensed by the Bangko Sentral ng Pilipinas as a Remittance and Transfer Company (RTC) with a Type C Electronic Money Issuer (EMI) and as a Virtual Asset Service Provider (VASP). PDAX is not licensed as an exchange, dealer, broker, investment advisor and/or fund manager by any other Philippine government agency. You acknowledge and accept that the Digital Assets listed or traded on the PDAX Platform, unless otherwise stated in the separate terms and conditions applicable to a specific Digital Asset, are not presently subject to any specific registration requirements under applicable Philippine law and are not registered with any Philippine regulator. Your PDAX Account and Digital Assets are not subject to any specific protection or insurance provided by any Philippine regulator.

30. BREACH OF CONTRACT

31. NO WAIVER

32. SEVERABILITY

33. FAIR DEALING AND TREATMENT

34. PRODUCT SPECIFIC PROVISIONS

PRODUCT SPECIFIC PROVISIONS

- API Access
  - Subject to the terms of a separate written agreement, PDAX may grant certain Partners a non-exclusive, non-transferable, revocable, non-assignable, and non-sublicensable license to access and use, but not to modify, APIs (hereinafter, "PDAX API") solely for the purposes mutually agreed upon in writing. As a condition to the grant of such access and use, these Partners users understand and agree that they shall not:
    - develop any software or application using the PDAX API without prior written consent of PDAX;
    - do anything that might or can overburden, impair the functionality of, or put undue strain on the PDAX API, including denial of service, distributed denial of service, or any other attack;
    - breach, attempt to breach, or permit to assist any third party to breach or attempt to breach any security measure of or for the PDAX API;
    - carry out any data collection, or use data mining, screen-scraping, robots, or any other data gathering or extraction tool or software on the PDAX API;
    - copy, modify, duplicate, create and derivative work from, frame, mirror, republish, transmit, or distribute any part or all of the PDAX API in any form or media or by any means, or attempt any of the foregoing;
    - de-compile, reverse compile, disassemble, reverse engineer, de-obfuscate, unmask, or otherwise reduce to human-perceivable form any part or all of the PDAX API, or atte
    - license, sell, rent, lease, transfer, assig commercially exploit, or make availab the PDAX API; and
    - obtain, attempt to obtain, or permit or attempt to obtain access to the PDAX API.

- In connection with the grant of access to PDAX API, Partners may be further granted a limited, non-exclusive, revocable, non-transferable, non-sublicensable, royalty-free license to use PDAX's trademarks, trade names, intellectual or other proprietary rights in furtherance of the purposes mutually agreed upon in writing. These Partners understand and agree that the use of such intellectual or other proprietary rights:
  - must only be done with prior written consent of PDAX;
  - must be in consistent with these Terms and Conditions;
  - must not disparage, cause harm, impair, prejudice, or tarnish the image, reputation, or goodwill of PDAX, its products, services, trademarks, trade names, intellectual and other proprietary rights (whether registered or not), or cause PDAX, its directors, officers, or employees to be in breach of applicable law, rules and regulations. In the event that PDAX is, based on its own reasonable determination, exposed to or is otherwise in danger of being exposed to any claim, threat, event, activity, act or conduct of the Partner that impairs, prejudices and/or tarnishes the image, reputation, or goodwill of PDAX or any of its products or Services, PDAX shall have the right to immediately terminate the right of the Partner to access the Services, and consequently, its right to use any of PDAX's intellectual or other proprietary rights.

- Banking as a Service Subject to the terms of a separate written agreement, PDAX may be given access to banking services by its Partners via APIs which may, in turn, be provided by PDAX to its Users through the PDAX Platform. Users who access such banking services through the PDAX Platform understand and agree that such access is subject to the following conditions:
  - Upon PDAX's instructions, data relating to the User's PDAX Account may be transferred and shared to its Partners, their authorized third-party service providers and/or their other corporate partners in the event the User accesses the Partner's banking services through the PDAX Platform;
  - As sole and exclusive owner of the APIs related to banking services, and all elements which facilitate access to the Partner's banking services, the Partner may update or modify its content, material, and systems from time to time, without incurring any liability therefore;
  - The access granted by the Partner does r
from the Partner. Any concerns relating to
products and Services shall be raised by t
procedures set forth in Section 16 of thes

- PDAX is obligated to fully cooperate and provide all required information necessary to enable its Partners to exercise their right to audit the use of and access to its services, Partner APIs, and all other components facilitating access thereto. Such required information may include User and account related data relating thereto. PDAX may immediately block any User's access to the Partner's banking services upon notice of any known or suspected unauthorized or prohibited use thereof;
- Use and access to the Partner's services, APIs, and other related components are made available on an as-is-where-is basis. The Partner makes no warranties, promises or claims related to the availability, uptime, or accuracy of errors, viruses, malware or defects, suitability or fitness for a particular purpose. The Partner shall not be liable for any claims of liability, damage, loss, or injury that may be result, directly or indirectly, from such use and/or access; and
- The grant of such use and access to the Partner's services, APIs, and other related components shall not be construed as a representation by the Partner that the information and material so accessed is absolutely appropriate or automatically available for use in geographic areas or jurisdictions other than the Philippines. Separate agreements may be necessary per jurisdiction on a case to case basis.